UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Steel Connect, Inc.

(Name of Registrant as Specified in Its Charter)

___________________________________________________________
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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STEEL CONNECT, INC.

2000 MIDWAY LANE
SMYRNA, TENNESSEE 37167

June [15], 2021

Dear Steel Connect, Inc. Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Steel Connect, Inc., which will be held on July 26, 2021, at 12:00 p.m. Eastern Time. Due to the continuing public health impact of the coronavirus pandemic, and to support the health and well-being of our stockholders, the Annual Meeting will be held in a virtual-only meeting format. You will not be able to attend the Annual Meeting in person. You can virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/STCN2020, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. You are urged to read the Proxy Statement carefully and, whether or not you plan to virtually attend the Annual Meeting, to promptly submit a proxy: (a) by telephone or the Internet following the easy instructions on the enclosed proxy card; or (b) if you have requested or received a paper copy of the proxy materials, by signing, dating and returning in the enclosed postage-paid envelope the enclosed proxy card (if you are a stockholder of record) or voting instruction form (if you own shares of common stock in “street name,” i.e., through a bank, broker or other nominee).

To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/STCN2020, you must enter the control number found on your proxy card (if you are a stockholder of record) or voting instruction form (if you own shares of common stock in street name). You may vote at the Annual Meeting by following the instructions available on the meeting website during the meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. Therefore, we urge you to promptly submit your proxy to vote via the Internet, by telephone or, if you have requested or received a paper copy of the proxy materials, by signing, dating and returning the completed proxy card or voting instruction form as applicable. Voting by any of these methods will ensure your representation at the Annual Meeting.

Sincerely,
/s/ Warren G. Lichtenstein
Warren G. Lichtenstein Interim Chief Executive Officer and Executive Chairman of the Board

i

STEEL CONNECT, INC.

2000 MIDWAY LANE
SMYRNA, TENNESSEE 37167

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 26, 2021

To the Stockholders of Steel Connect, Inc.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Steel Connect, Inc. (the “Company”) will be held on July 26, 2021, at 12:00 p.m. Eastern Time. Due to the continuing public health impact of the coronavirus pandemic, and to support the health and well-being of our stockholders, the Annual Meeting will be held in a virtual-only meeting format. You will not be able to attend the Annual Meeting in person. You can virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/STCN2020, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

The Annual Meeting will be held for the following purposes:

1.      To elect three directors to serve in Class III until the 2023 Annual Meeting of Stockholders (to be held after the fiscal year ending July 31, 2023) and until their respective successors are duly elected and qualified;

2.      To approve, on an advisory basis, the compensation of our named executive officers;

3.      To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year;

4.      To approve the amendment and three-year extension of the Company’s Tax Benefits Preservation Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards;

5.      To approve the amendment of the Company’s Restated Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company’s common stock, par value $0.01 per share (the “Common Stock”);

6.      To approve, if and only if the reverse stock split in Proposal 5 is approved, the amendment of the Company’s Restated Certificate of Incorporation to effect a reduction in the total number of authorized shares of our Common Stock one-for-ten to 140,000,000, proportional to the effect of the reverse stock split; and

7.      To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has no knowledge of any other business to be transacted at the Annual Meeting.

We have elected to take advantage of the rule of the Securities and Exchange Commission (the “SEC”) that allows us to furnish our proxy materials to our stockholders over the Internet. We believe electronic delivery will expedite the receipt of materials and, due to the printing and mailing of a smaller volume, will reduce the environmental impact of our annual meeting materials and help lower our costs. On or about June [15], 2021, a notice of Internet availability of proxy materials (the “Notice of Internet Availability”) was mailed to holders of record of the Company’s common stock at the close of business on June 7, 2021. This Notice of Internet Availability contains instructions on how stockholders may access online the notice of Annual Meeting (the “Notice of Annual Meeting”), the proxy statement (the “Proxy Statement”) and the annual report on Form 10-K for the 2020 fiscal year (the “2020 Annual Report”). You will not receive a printed copy of these materials unless you specifically request them. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials.

Your vote is important to us, regardless of whether or not you plan to attend the Annual Meeting. We encourage you to participate in the Annual Meeting, either by attending virtually and voting electronically at the Annual Meeting or by voting online or by telephone or, if you have received or requested a paper copy of the proxy materials, by completing, dating, signing and promptly returning the enclosed proxy card (if you are a stockholder of record) or voting instruction card (if you own shares of Common Stock in “street name,” i.e., through a bank, broker or other nominee) in the enclosed postage-paid envelope before the Annual Meeting. This will assure that your shares are represented at the Annual Meeting.

A list of the names of stockholders entitled to vote at the Annual Meeting will be available to stockholders for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. Please contact Jennifer Golembeske at investorrelations@steelconnectinc.com or (914) 461-1276, if you wish to examine the list prior to the Annual Meeting. The stockholder list will also be available during the Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/STCN2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 26, 2021

This Notice of Annual Meeting and Proxy Statement and our 2020 Annual Report (without exhibits) are available for viewing, printing and downloading at www.steelconnectinc.com.

By Order of the Board of Directors,
Smyrna, Tennessee June [15], 2021
/s/ Warren G. Lichtenstein
Warren G. Lichtenstein Interim Chief Executive Officer and Executive Chairman of the Board

STEEL CONNECT, INC.

2000 MIDWAY LANE
SMYRNA, TENNESSEE 37167

PROXY STATEMENT

For the Annual Meeting of Stockholders

to Be Held on July 26, 2021

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or “Board of Directors”) of Steel Connect, Inc. a Delaware corporation (“we” or the “Company”), for use at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on July 26, 2021, at 12:00 p.m. Eastern Time, and any adjournment or postponement thereof. Due to the continuing public health impact of the coronavirus (“COVID-19”) pandemic, and to support the health and well-being of our stockholders, this Annual Meeting will be held in a virtual meeting format only. You can virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/STCN2020, where you will be able to vote electronically and submit questions during the Annual Meeting. For more information, see “Questions and Answers about the Annual Meeting and Voting.”

At the Annual Meeting, stockholders will be asked to consider and vote on the following proposals:

1.      To elect three directors of the Board to serve in Class III until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2.      To approve, on an advisory basis, the compensation of our named executive officers (the “Named Executive Officers”);

3.      To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year;

4.      To approve the amendment and three-year extension of the Company’s Tax Benefits Preservation Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards;

5.      To approve the amendment of the Company’s Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”) to effect a one-for-ten reverse stock split of the Company’s common stock, par value $0.01 per share (the “Common Stock”);

6.      To approve, if and only if the reverse stock split in Proposal 5 is approved, the amendment of the Company’s Restated Certificate of Incorporation to effect a reduction in the total number of authorized shares of our Common Stock one-for-ten to 140,000,000, proportional to the effect of the reverse stock split; and

7.      To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board unanimously recommends that stockholders vote “FOR” each of these proposals.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I being provided with these materials?

At the Annual Meeting, stockholders will be asked to consider and cast a vote on various matters described in the Notice of Annual Meeting. We are providing you with a Notice of Internet Availability and access to these proxy materials in connection with the solicitation by the Board to be used at such Annual Meeting and at any adjournment or postponement thereof. The Notice of Internet Availability was sent to stockholders as of the Record Date starting on or about June [15], 2021. The proxy materials, including the Notice of Annual Meeting, the Proxy Statement and the 2020 Annual Report, were made available to stockholders on the Internet on or about June [15], 2021. You will not receive a printed copy of these materials unless you specifically request them. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials.

Who is entitled to vote?

Only holders of record of the Company’s Common Stock and holders of record of the Company’s Series C Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), as of the close of business on June 7, 2021 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, [•] shares of Common Stock and [•] shares of Series C Preferred Stock were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each matter brought before the Annual Meeting. As of the Record Date, the outstanding shares Series C Preferred Stock were convertible into [•] shares of Common Stock and the holder thereof was entitled to vote the Series C Preferred Stock on each matter brought before the Annual Meeting on an as-converted basis together with the holders of the Common Stock (i.e., the [•] shares of Series C Preferred Stock will have the same voting power as [•] shares of Common Stock).

All shares of Series C Preferred Stock are held by SPH Group Holdings LLC (“SPHG Holdings”). As of the Record Date, SPHG Holdings and its affiliated entities and individuals, including two of our directors who are members of a Section 13(d) group with SPHG Holdings and its affiliated entities, beneficially owned approximately [•]% of our outstanding shares of Common Stock, which includes, in addition to shares of Common Stock held outright, [•] shares of Common Stock underlying the Series C Preferred Stock (which vote on an as-converted basis together with the holders of Common Stock) and [•] shares of Common Stock underlying the Company’s 7.50% Convertible Senior Note due 2024 (the “2024 Note”) (which are not entitled to vote, but are deemed to be beneficially owned by SPHG Holding based on their convertibility at the holder’s option). For more information, see “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions.”

All references in this Proxy Statement to quorum, voting requirements, Common Stock and holders of Common Stock, are, unless the context requires otherwise, deemed to include Series C Preferred Stock and holders of Series C Preferred Stock (as appropriate).

When and where is the Annual Meeting being held?

This year’s Annual Meeting will be held on Monday, July 26, 2021 at 12:00 p.m. Eastern Time and accessible only through the Internet at www.virtualshareholdermeeting.com/STCN2020. There will be no physical meeting location for the Annual Meeting. We believe conducting a virtual Annual Meeting is an important step this year in light of the ongoing public health impact of the COVID-19 pandemic. Additionally, we believe the virtual format of the Annual Meeting will enhance accessibility to our Annual Meeting for all of our stockholders, who may participate from any geographic location with Internet connectivity.

How can I attend and participate in the Annual Meeting?

Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/STCN2020.

•        Log-in Instructions:    To access the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/STCN2020 and enter the unique control number found on the proxy card if you are a stockholder of record. If you hold your shares in street name, you should contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number. Online access to the webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time.

•        Voting and Submission of Questions at the Annual Meeting:    Once online access to the Annual Meeting is open, stockholders may vote and submit questions at the Annual Meeting. You are entitled to vote in the Annual Meeting if, as of the close of business on the Record Date, you were a stockholder of record. If, as of the close of business on the Record Date, you owned your shares in “street name” (i.e., through a bank, broker or other nominee), you are invited to attend and submit questions at the Annual Meeting, but may vote there only if you hold a “legal proxy” from your bank, broker or other nominee for the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints.

•        Other Information:    Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/STCN2020. Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/STCN2020 on the day of the Annual Meeting. We also will post a replay of the Annual Meeting on our investor relations website, which will be available following the meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website at www.virtualshareholdermeeting.com/STCN2020.

What if I have technical or logistical difficulties accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting webcast log-in page.

What if I lost my control number but would like to attend the Annual Meeting?

You will be able to log in as a guest. To view the Annual Meeting webcast, visit www.virtualshareholdermeeting.com/STCN2020 and register as a guest, however, if you log in as a guest, you will not be able to vote your shares or submit questions during the meeting.

How do I vote my shares?

Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, we urge you to submit your proxy to vote your shares before the Annual Meeting as soon as possible after you receive the Proxy Materials. Where available, we encourage all stockholders with Internet access to record their votes by Internet, or alternatively, by telephone.

If you are a holder of record of Common Stock or Series C Preferred Stock:

If you are a holder of record of Common Stock or Series C Preferred Stock (meaning your shares are held in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC or you are in possession of stock certificates), there are four ways you may vote, as set forth below.

•        Online During the Annual Meeting.    You may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/STCN2020, entering the control number included in the Notice of Internet Availability of Proxy Materials or your proxy card, and following the on-screen instructions.

•        Mail.    You may vote using a proxy card that may be delivered to you (to the extent you received a paper copy of the proxy materials). Simply complete, sign and date the proxy card where indicated and return it promptly in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity, you must indicate your name and title or capacity. Your signed proxy card must be received by July 25, 2021.

•        Telephone.    To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number included in the Notice of Internet Availability of Proxy Materials. Your telephone vote must be received by 11:59 p.m., Eastern Time, on July 25, 2021 to be counted.

•        Online Prior to the Annual Meeting.    To vote through the Internet, go to www.proxyvote.com and follow the instructions on how to complete an electronic proxy card. You will be asked to provide the 16-digit control number included in the Notice of Internet Availability of Proxy Materials or proxy card. Your Internet vote must be received by 11:59 p.m., Eastern Time, on July 25, 2021 to be counted.

If you later decide to virtually attend the Annual Meeting and vote live electronically, that vote will automatically revoke any previously submitted proxy. For more information on revoking or changing your vote, see “Can I revoke or change my vote after I submit my proxy?”

If you hold your shares of Common Stock in street name:

If you hold your shares in street name, you should have received a Notice of Annual Meeting containing voting instructions from your broker, bank or other nominee (“custodian”) rather than from the Company. Simply follow the voting instructions in the Notice of Annual Meeting to ensure that your vote is counted. As discussed above, to vote at the Annual Meeting, you must obtain a valid “legal proxy” from your custodian. Follow the instructions from your custodian included with these proxy materials or contact your custodian to request a proxy form.

How does the Board recommend that I vote?

The Board recommends a vote:

FOR the election of the Board’s Director nominees;

FOR the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers, as such information is disclosed under “Executive Compensation,” including the compensation tables and the accompanying narrative disclosure (commonly referred to as “Say-on-Pay”);

FOR the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year;

FOR the approval of the amendment and three-year extension of the Company’s Tax Benefits Preservation Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards;

FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation to effect a one-for-ten reverse stock split of the Common Stock; and

FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation to effect a reduction in the total number of authorized shares of our Common Stock one-for-ten to 140,000,000, proportional to the effect of the reverse stock split.

How many shares must be present to hold the Annual Meeting?

The presence of a majority of the issued and outstanding shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting will constitute a quorum.

May the Annual Meeting be adjourned?

If a quorum is not present to transact business at the Annual Meeting, the meeting may be adjourned to another time and place by the affirmative vote of the holders of a majority of the outstanding shares of capital stock present or represented by proxy and entitled to vote thereat and with the direction of chairman of the Annual Meeting. If the Annual Meeting is postponed or adjourned, a stockholder’s proxy may remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder’s proxy until it is voted.

How many votes are required to approve each proposal and how are votes counted?

Each share entitles the holder thereof as of the Record Date to cast one vote on the following matters submitted for a vote of the stockholders at the Annual Meeting:

Proposal 1.    Pursuant to our Fourth Amended and Restated Bylaws (the “Bylaws”) of the Company, the election of a member of the board of directors (each, a “Director”) requires a plurality vote. Thus, with respect to Proposal 1, the three Director nominees receiving the highest vote totals will be elected as Class III Directors of the Company.

Proposals 2, 3 and 4.    Approval of Proposal 2 (Say-on-Pay), Proposal 3 (Ratification of Independent Registered Public Accounting Firm) and Proposal 4 (Amendment and Extension of Tax Benefits Preservation Plan) each requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock, which have voting power present in person or represented by proxy and have actually voted.

Proposals 5 and 6.    Approval of Proposal 5 (Reverse Stock Split) and Proposal 6 (Authorized Shares Reduction) each requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class.

What will be the result if, as a stockholder of record, I submit my signed proxy card, but do not make specific instructions?

By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. If you submit your executed proxy card, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations as set forth in this Proxy Statement. In addition, if any other matters are brought before the Annual Meeting (other than the proposals contained in this Proxy Statement), then the individuals listed on the proxy card will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

What is a “broker non-vote” and how does it affect voting on each proposal?

If your hold your shares in street name, your custodian is required to vote your shares on your behalf in accordance with your instructions. If you do not give instructions to your custodian, under applicable rules, your custodian will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to certain “non-routine” items. The ratification of the appointment of our independent registered public accounting firm (Proposal 3), the approval of the reverse stock split of our Common Stock (Proposal 5) and the approval of the reduction in the number of authorized shares of Common Stock proportional to the effect of the reverse stock split (Proposal 6) are “routine” items on which a custodian has discretionary authority to vote. The election of Director nominees (Proposal 1), the advisory vote on the compensation of our Named Executive Officers (Proposal 2) and the approval of the amendment and three-year extension of the Company’s Tax Benefits Preservation Plan (Proposal 4) are “non-routine” items on which a custodian does not have discretionary authority to vote. Accordingly, if you do not give instructions to your custodian with respect to such proposals, or if your custodian does not exercise its discretionary authority with respect to such proposals, your shares will be treated as “broker non-votes” on these particular matters. In other words, broker non-votes are shares with respect to which a custodian does not receive voting instructions from the beneficial holder and does not have or exercise discretionary authority in voting on a proposal. For more information on the effect of a broker non-vote, see “What are the effects of abstentions and broker non-votes?”

We urge you to give instructions promptly to your custodian to vote “FOR” the Board’s Director nominees and other recommended proposals by using the voting instruction card provided to you by your custodian.

What are the effects of abstentions and broker non-votes?

Abstentions and broker non-votes will be considered shares present and entitled to vote for the purpose of determining whether a quorum exists.

With respect to Proposal 1 (Election of Directors), Proposal 2 (Say-on-Pay), and Proposal 4 (Amendment and Extension of Tax Benefits Preservation Plan), abstentions and broker non-votes will be disregarded and have no effect on the outcome of the vote.

With respect to Proposal 3 (Ratification of Independent Registered Public Accounting Firm), abstentions will be disregarded and have no effect on the outcome of the vote, and there will no broker non-votes.

With respect to Proposal 5 (Reverse Stock Split) and Proposal 6 (Authorized Shares Reduction), abstentions, if any, will have the same effect as a vote against the proposal. No broker non-votes are expected on these proposals.

Can I revoke or change my vote after I submit my proxy?

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a stockholder of record, you may revoke a previously submitted proxy by submitting another valid proxy (whether by phone, the Internet or mail to the address set forth above) or by providing a signed letter of revocation to the Secretary of the Company, at the principal executive offices of the Company, 2000 Midway Lane, Smyrna, Tennessee 37167, which must be received before the closing of the polls at the Annual Meeting on July 25, 2021 at 11:59 p.m. Eastern Time. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy by virtually attending the Annual Meeting and electronically voting your shares. Note that simply attending the Annual Meeting without taking one of the above actions will not revoke your proxy.

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your custodian another valid voting instruction (whether over the Internet, by phone or by mail) or a signed letter of revocation. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

Who will count the votes?

The inspector of elections appointed for the Annual Meeting will separately tabulate the relevant affirmative and negative votes, abstentions and broker non-votes for each proposal.

Will members of the Company’s independent registered public accounting firm be present at the Annual Meeting?

We have been advised that representatives of BDO USA, LLP will be in attendance virtually at the Annual Meeting with the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by the use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects” and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors, including but not limited to the following, could cause our results to differ materially from those expressed or implied in our forward-looking statements: client or program losses as a result of negative industry trends; the Company’s ability to achieve and sustain operating profitability; demand variability with clients to which the Company sells on a purchase order basis rather than pursuant to contracts with minimum purchase requirements; risks inherent with conducting international operations; impacts to the cost or amount of supplies as a result of U.S. trade policies; fluctuations in demand for the Company’s products and services, as well as operating results; maintaining adequate inventory levels; loss of essential employees or an inability to recruit and retain personnel; changes to the Company’s effective tax rate; increased competition and technological changes in the markets in which the Company competes; failure to settle disputes and litigation on terms favorable to the Company; disruptions or breaches of our technology systems; credit risks associated with the funds held for the Company’s clients; difficulties integrating technologies, operations and personnel in accordance with the Company’s business strategy; the Company’s ability to preserve and monetize its net operating losses; the imposition of federal, state and foreign tax audits, as well as additional state sales taxes; the Company’s ability to access capital; general economic conditions and public health crises (such as the COVID-19 pandemic); potential failure to maintain compliance with the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”); the influence over the Company’s corporate decisions by its significant stockholders; conflicts of interest between the Board and Steel Partners Holdings L.P. (“Steel Holdings”); the Company’s ability to remedy material weaknesses in internal controls over financial reporting and the impact to the Company’s stock as a result of a previously-identified material weakness; the Company’s ability to repay indebtedness and potential adverse effects from the phase-out of LIBOR; the Company’s ability to execute on its business strategy and to achieve anticipated synergies and benefits from business acquisitions, including any cost reduction plans and the continued and increased demand for and market acceptance of its services; the Company’s ability to negotiate and consummate the proposed transaction with Steel Holdings; the impact on the Company’s business from changes in the Company’s relationship with significant clients, including the loss or reduction in business from one or more of them; and other risks detailed from time to time in filings we make with the Securities and Exchange Commission (“SEC”), including our 2020 Annual Report, our Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2021 and other documents subsequently filed with or furnished by us to the SEC. All forward-looking statements in this Proxy Statement speak only as of the date hereof. Except as required by law, we assume no obligation to update any forward-looking information that is included in this Proxy Statement.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board has seven Directors and is currently divided into three classes. A class of Directors is elected each year for a three-year term. No family relationships exist between any directors or executive officers, as such term is defined in Item 401 of Regulation S-K promulgated under the Exchange Act.

The current term of the Company’s Class III Directors will expire at the Annual Meeting. The Board’s nominees for Class III Directors are Jeffrey S. Wald, Jeffrey J. Fenton and Renata Simril. Messrs. Wald and Fenton currently serve as Class III Directors and are up for re-election at the Annual Meeting. Ms. Simril was appointed by the Board of Directors as a Class III Director in October 2020 and will stand for election as such at the Annual Meeting. If each of Messrs. Wald and Fenton and Ms. Simril are elected at the Annual Meeting, they will serve for a term of three years that will expire at the Company’s 2023 Annual Meeting of Stockholders (to be held after the fiscal year ending July 31, 2023) (the “2023 Annual Meeting”), and in each case until his or her respective successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. The persons named as proxies will vote for each of Messrs. Wald and Fenton and Ms. Simril for election to the Board as a Class III Director, unless the applicable proxy card is marked otherwise.

Messrs. Wald and Fenton and Ms. Simril have each indicated a willingness to serve, if elected; however, if prior to election, any of them becomes unable to serve, the persons named as proxies may vote the proxy for a substitute nominee or, as the case may be, nominees. The Board has no reason to believe that Messrs. Wald and Fenton and Ms. Simril will be unable to serve if elected.

Vote Required

The three nominees for Class III Directors receiving the highest vote totals will be elected as Class III Directors of the Company. Abstentions and any broker non-votes will not be included in the vote totals and, as such, will have no effect on the outcome of this proposal.

The Board unanimously recommends that the stockholders vote FOR the Director nominees listed below.

Information Concerning the Directors and the Board’s Nominees

Name	Age	Current Position with the Company	Class to Which Nominated at Annual Meeting	Director Since
Warren G. Lichtenstein	55	Class I Director, Interim Chief Executive Officer (“CEO”) and Executive Chairman	n/a	March 2013
Glen M. Kassan	77	Class I Director, Vice Chairman	n/a	March 2013
Jack L. Howard	59	Class II Director	n/a	December 2017
Maria U. Molland*(1)(3)	46	Class II Director	n/a	December 2019
Jeffrey J. Fenton†*(1)(2)	64	Class III Director	Class III	November 2010
Jeffrey S. Wald†*(2)(3)	47	Class III Director	Class III	February 2012
Renata Simril†*(2)	52	Class III Director	Class III	October 2020

____________

†        Director Nominee

*        Independent Director

(1)      Member of the Organization and Compensation Committee of the Board (the “Compensation Committee”).

(2)      Member of the Audit Committee of the Board (the “Audit Committee”).

(3)      Member of the Nominating and Corporate Governance Committee of the Board (the “Governance Committee”).

Biographical and certain other information concerning the Director nominees and continuing and other members of the Board of the Company is set forth below.

Class III Director Nominees for a Three-Year Term Expiring at the 2023 Annual Meeting

Jeffrey J. Fenton. Mr. Fenton has served as a Director of the Company since November 2010. Mr. Fenton was initially appointed to the Board pursuant to a Settlement Agreement among the Company, LCV Capital Management, LLC, Raging Capital Management, LLC and certain of their affiliates, dated October 20, 2010. In January 2013, he was appointed as Senior Vice President, Business Development of United Rentals, Inc., a construction and industrial equipment rental company. Since March 2004, Mr. Fenton has served as a Principal of Devonshire Advisors LLC, an advisory services firm. From March 2004 to April 2008, Mr. Fenton also served as Senior Advisor to Cerberus Capital Management L.P., a leading private investment firm. Mr. Fenton served as a director of Bluelinx Holdings Inc., Formica Corporation, IAP Worldwide Services, Global Motorsports Group, Inc. and Transamerica Trailer Leasing Co. Mr. Fenton earned a Bachelor of Science degree in Mechanical Engineering from Northeastern University and a Master of Science degree in Management from Massachusetts Institute of Technology. Mr. Fenton brings to the Board significant finance, international business and leadership experience, having served as a senior advisor at a leading private investment firm as well as chief executive officer of a major industrial company.

Jeffrey S. Wald. Mr. Wald has served as a Director of the Company since February 2012. Mr. Wald was elected to the Board at the Company’s 2011 annual meeting of stockholders after being nominated for election by Peerless Systems Corporation. From May 2010 until September 2020, Mr. Wald was the President, Chief Operating Officer and Chief Financial Officer of Work Market, Inc., an enterprise software platform that enables companies to manage their on-demand labor (sold to Automated Data Processing, Inc. in January 2018), and of which he was the Founder. From May 2008 to May 2010, Mr. Wald was a Managing Director at Barington Capital Group, L.P., an activist hedge fund manager. From March 2007 through May 2008, Mr. Wald was the Chief Operating Officer and Chief Financial Officer of Spinback, Inc., an internet commerce company (sold to Buddy Media Corporation), of which he is also the Founder. From January 2003 to March 2007, Mr. Wald was a Vice President at The GlenRock Group, a private equity firm which invests in undervalued, middle market companies as well as emerging and early stage companies. Earlier in his career, Mr. Wald held positions in the mergers and acquisitions department at J.P. Morgan Chase & Co., a multinational investment bank and financial services company. Mr. Wald is currently a director of CoStar Technologies, Inc., where he also serves on the M&A committee. From 2010 to 2012, Mr. Wald served as a director of Peerless Systems Corporation, and from 2009 to 2010 he served on the board of Register.com. Mr. Wald holds a Master of Business Administration from Harvard University and a Master of Science and Bachelor of Science from Cornell University. Mr. Wald brings to the Board substantial experience in the areas of venture capital, technology, principal investing and operations, as well as his knowledge of corporate governance, accounting and financial expertise.

Renata Simril. Ms. Simril has served as a Director of the Company since October 2020. Since January 2016, Ms. Simril has served as the President and Chief Executive Officer of the LA84 Foundation, a non-profit organization supporting youth sports and legacy of the 1984 Los Angeles Summer Olympic Games. Ms. Simril is also on the Board and Executive Committee of the Los Angeles Chamber of Commerce, the Board of the Los Angeles Sports and Entertainment Commission, the Board and Audit Committee of the Los Angeles Dodgers Foundation and on the leadership council of the Service of Humanity global movement. Before joining the LA84 Foundation, Ms. Simril served as Senior Vice President and Chief of Staff to the publisher of the Los Angeles Times from November 2014 to September 2015, where she oversaw staff operations and budgeting for the newsroom and business operations with over 900 employees. Her earlier career included three seasons with the Los Angeles Dodgers, a major league baseball team, where she served as Senior Vice President of External Affairs and managed the team’s community relations and charitable foundation. Ms. Simril also worked for over a decade in real estate development with Jones Lang LaSalle Incorporated, a commercial real estate services company, Forest City Enterprise, a previously publicly traded commercial real estate company, and LCOR, Inc., a real estate investment and development firm, where she managed the acquisition, entitlement, finance and development of multi-million dollars projects. Ms. Simril has a Bachelor’s Degree in Urban Studies from Loyola Marymount University and a Master’s Degree in Real Estate Development from the University of Southern California. Ms. Simril brings to the Board more than 25 years of diversified experience in all areas of economic development policy, municipal finance, real estate finance and development, sports and philanthropy.

Class I Directors Continuing in Office until the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”)

Warren G. Lichtenstein. Mr. Lichtenstein has served as the Chairman of the Board and as a Director of the Company since March 2013, and as its Executive Chairman since June 2016. Following James R. Henderson’s resignation, effective December 4, 2018, Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company. Mr. Lichtenstein had previously served as the Company’s Interim Chief Executive Officer from March 2016 until June 2016. Mr. Lichtenstein has served as Executive Chairman of the Board of Steel Partners Holdings GP Inc. (“Steel Holdings GP”), the Company’s parent, since February 2013 and had previously served as Chief Executive Officer and Chairman from July 2009 to February 2013. Steel Holdings GP is the general partner of Steel Holdings, a diversified holding company listed on the New York Stock Exchange that engages in multiple businesses. Mr. Lichtenstein has been associated with Steel Holdings and its predecessors and affiliates since 1990. He previously served as Chairman of the Board of Handy & Harman Ltd. (“HNH”), a wholly-owned subsidiary of Steel Partners and a previously Nasdaq-listed company. Mr. Lichtenstein has served as a director of Aerojet Rocketdyne Holdings, Inc., a manufacturer of aerospace and defense products with a real estate business segment, since March 2008, as the Chairman of the board from March 2013 to June 2016, and currently serves as Executive Chairman since June 2016. Mr. Lichtenstein has served as a director of Steel Excel Inc. (“Steel Excel”), a diversified holding company and wholly-owned subsidiary of Steel Holdings and a previously Nasdaq-listed company, since October 2010 and Chairman of the board since May 2011. Mr. Lichtenstein served as a director of SL Industries, Inc. (“SLI”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from March 2010 until it was acquired by HNH in June 2016. SLI was listed on the New York Stock Exchange until its acquisition as a wholly-owned subsidiary of Steel Holdings. Mr. Lichtenstein is also a director of the Steel Foundation and of the Law Enforcement Foundation. Mr. Lichtenstein studied at Tulane University and the University of Pennsylvania, where he received a Bachelor of Arts in Economics. Mr. Lichtenstein brings to the Board extensive experience in corporate finance, executive management and investing, deep knowledge from serving as a director and advisor to a diverse group of public companies and significant operations experience in manufacturing, aerospace, defense, banking and the Steel Business System (the methodology used by Steel Holdings to invest and to manage its businesses).

Glen M. Kassan. Mr. Kassan has served as a Director of the Company since March 2013 and as its Vice Chairman since May 2014. He served as the Company’s Chief Administrative Officer from May 2014 until January 2015. Mr. Kassan served as a director of HNH from July 2005 until May 2015 and as HNH’s Vice Chairman of the board from October 2005 until May 2015. He served as HNH’s Chief Executive Officer from October 2005 until December 2012. He has been associated with Steel Holdings and its affiliates since August 1999, and is currently an employee of Steel Services, Ltd. (“Steel Services”). Steel Services is an indirect wholly-owned subsidiary of Steel Holdings. He served as the Vice President, Chief Financial Officer and Secretary of a predecessor entity of Steel Holdings from June 2000 to April 2007. He served as a director of SLI from January 2002, and its Chairman of the board from May 2008, until SLI was acquired by HNH in June 2016. He previously served as SLI’s Vice Chairman of the board from August 2005 to May 2008, its President from February 2002 to August 2005, its interim Chief Executive Officer in June 2010 and its interim Chief Financial Officer from June 2010 to August 2010. Mr. Kassan brings to the Board his years of experience and record of success in leadership positions in industrial and other public companies having attributes similar to the Company, as well as the expertise in capital markets and corporate finance.

Class II Directors Continuing in Office until the 2022 Annual Meeting

Jack L. Howard. Mr. Howard has served as a Director of the Company since December 2017. He has served as President of Steel Holdings since July 15, 2009, and has been a member of Steel Holdings’ board of directors since October 2011. Mr. Howard also served as the Assistant Secretary of Steel Holdings from July 2009 until September 2011 and as Secretary from September 2011 until January 2012. Mr. Howard has been associated with Steel Holdings and its predecessors and affiliates since 1993. Mr. Howard has been a director of HNH since July 2005 and previously served as Vice Chairman of the HNH board and as HNH’s Principal Executive Officer. Mr. Howard has been a director of Steel Excel since December 2007 and previously served as Vice Chairman of the Steel Excel Board and Principal Executive Officer of Steel Excel. Since February 2018, Mr. Howard has been the Executive Chairman of WebBank, a state-chartered industrial bank and wholly-owned subsidiary of Steel Holdings. He is the President of SP General Services, LLC, an affiliate of Steel Holdings. Mr. Howard graduated from the University of Oregon with a Bachelor’s Degree in Finance. Mr. Howard brings to the Board managerial and investing experience in a broad range of businesses, as well as his service on the boards of directors and committees of both public and private companies.

Maria U. Molland. Ms. Molland has served as a Director of the Company since December 2019. Ms. Molland has been the Chief Executive Officer and director of Thinx Inc., a feminine hygiene company, since July 2017. Prior to her current position, Ms. Molland was the Chief Executive Officer and Founder of M Squared Digital Consulting, a professional services firm focused on strategy execution, from September 2013 to January 2016 and from January 2017 to July 2017. Between January 2016 and December 2016, Ms. Molland co-founded Splacer, an online platform and marketplace for people to list, discover, and book short-term spaces for unique event experiences. From April 2012 to August 2013, Ms. Molland was the Chief European Officer for Fab.com, an e-commerce company. She began her business career as an analyst with Volpe Brown Whelan & Company, a private technology investment bank. Ms. Molland graduated from Northwestern University with a Bachelor’s Degree in Economics in 1996 and received her Master of Business Administration from Harvard Business School in 2002. She has held several positions over the years in the Internet and digital media industries. Ms. Molland brings to the Board significant business and leadership experience.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Company maintains a corporate governance page on its website, which includes key information about its corporate governance initiatives, including its Code of Business Conduct and Ethics, Corporate Governance Guidelines and charters for each of the Audit Committee, the Compensation Committee and the Governance Committee. The corporate governance page can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com. The contents of our website are not part of this Proxy Statement, and our Internet address is included in this document as an inactive textual reference only.

The Company has policies and practices that the Board believes promote good corporate governance, including in line with the listing requirements of Nasdaq (the “Nasdaq Rules”) and relevant rules of the SEC, as follows:

•        the Board has adopted clear corporate governance policies;

•        all members of the Audit Committee, the Compensation Committee, and the Governance Committee are independent;

•        the independent Directors of the Board meet periodically, as they deem necessary, in executive session without the presence of management;

•        the Company has a Code of Business Conduct and Ethics, which applies to all employees, is monitored by its internal audit function and is annually affirmed by its employees;

•        the charters of the Board committees clearly establish their respective roles and responsibilities; and

•        the Company has an ethics hotline available to all employees, and the Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters.

Board Leadership Structure

Mr. Lichtenstein served as non-executive Chairman of the Board from March 2013 until June 2016 at which time he was appointed a non-employee Executive Chairman of the Board. In December 2018, Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company upon the resignation of James Henderson, the former President and Chief Executive Officer of the Company.

The Board of Directors does not have a formal policy regarding whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors and believes that an effective leadership structure could be achieved either by combining or separating the Chief Executive Officer and Chairman positions, if the structure encourages free and open dialogue of competing views of directors and provides for strong checks and balances on management directors. Specifically, an effective governance structure must balance the powers of the Chief Executive Officer and the independent directors and enable the independent directors to oversee management effectively, while ensuring that the independent directors are fully informed about the Company’s business and strategy and ready to discuss and debate key issues. The combined role of Chairman and Chief Executive Officer, in the case of the Company, means that the Chairman of the Board has longstanding experience in our industry and ongoing executive responsibility with the Company. Periodically, our Board of Directors assesses the board leadership structure to ensure that it serves the interests of the Company and our stockholders and promotes the creation of long-term stockholder value.

Duties of the Executive Chairman include, among other duties, (i) collaborating with our Chief Executive Officer on the Company’s strategic and operational positioning, product road map, management organization with enterprise-wide accountability, acquisitions and legal matters, (ii) calling, chairing and setting the agenda for meetings of the Board, (iii) setting the agenda for and chairing meetings of the Directors in executive session, (iv) chairing the annual meeting of stockholders, (v) briefing the Chief Executive Officer on issues arising from and/or discussed in executive sessions of the Directors, (vi) facilitating discussions among Directors on key issues regarding the Company, (vii) facilitating communications between other members of the Board and the Chief Executive Officer (however, each Director is free to communicate directly with the Chief Executive Officer), (viii) in the event a stockholder seeks to communicate with the Board, accepting and responding to such communications, (ix) reviewing periodically the Company’s business plan, financial performance and other activities with the Chief Executive Officer, (x) recommending Board committee assignments for consideration by the Governance Committee (provided, however, that no such recommendation shall be required in order for such committee to carry out its duties with respect to committee composition) and (xi) in consultation with the other Directors and the Chief Executive Officer, developing Board agendas. During such period as Mr. Lichtenstein serves as Interim Chief Executive Officer of the Company, those duties described above that relate to the relationship between the Company’s Executive Chairman and the Company’s Chief Executive Officer are not applicable. At such time as the Company returns to separating the positions of Executive Chairman and the Chief Executive Officer, those duties described above that relate to the relationship between the Company’s Executive Chairman and the Chief Executive Officer will once again apply.

Mr. Kassan has served as Vice Chairman of the Board since May 2, 2014. The duties of the Vice Chairman include, among other things, providing assistance to the Chairman in performing the duties described above. Our Corporate Governance Guidelines provide that we may appoint a lead independent director where our Chairman is not independent.

We do not currently have a lead independent Director; however, our independent Directors, who serve as the sole members of our Audit Committee, Compensation Committee and Governance Committee, provide strong independent leadership to our Board. These independent Directors also meet periodically, as they deem necessary, in executive session without the presence of management.

Controlled Company and Director Independence

The Board has determined that each of Mr. Fenton, Ms. Simril, Ms. Molland and Mr. Wald satisfies the criteria for being an “independent director” under the Nasdaq Rules and has no material relationship with the Company other than by virtue of his or her service on the Board.

As a result of the Preferred Stock Transaction and Warrant Repurchase described and defined below under the section entitled “Certain Relationships and Related Transactions,” SPHG Holdings and its affiliated entities and individuals, including two of our Directors who are members of a Section 13(d) group with SPHG Holdings and its affiliated entities, own approximately [•]% of our outstanding shares of Common Stock (as of the Record Date). For more information, see “Security Ownership of Certain Beneficial Owners and Management.” As a result, we are a “controlled company” within the meaning of Rule 5615(c) of the Nasdaq Rules. Under the Nasdaq Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements under the Nasdaq Rules, including the requirements: (i) that a majority of the Board consist of independent directors; (ii) that we have director nominees selected or recommended for the Board’s selection, either by a majority vote of only the independent directors or by a nominating committee comprised solely of independent directors, with a written charter or Board resolution addressing the nomination process; and (iii) that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. We do not currently rely on these exemptions but may do so in the future. Currently, our Audit Committee, our Compensation Committee and our Governance Committee consist entirely of independent Directors and maintain charters in line with the Nasdaq Rules, and we have a majority of independent Directors on the Board.

Board and Committee Meetings

During the fiscal year ended July 31, 2020 (“Fiscal 2020”), the Board held sixteen meetings (including by telephone conference). During Fiscal 2020, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees on which he or she served. During Fiscal 2020, the Directors of the Company met periodically, as they deemed necessary, outside of the presence of the executive officers of the Company. Pursuant to the Company’s Corporate Governance Guidelines, the Company’s Directors are expected to attend the Company’s annual meetings of stockholders absent exceptional cause. Some of the Company’s Directors serving at the time of the 2019 Annual Meeting of Stockholders held on July 23, 2020 attended such meeting via teleconference.

Committees of the Board of Directors

The standing committees of the Board are the Audit Committee, the Compensation Committee and the Governance Committee. Each committee reports regularly to the full Board on its activities.

Audit Committee

The Board has an Audit Committee, which assists the Board in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls and facilitates open communication among the Audit Committee, Board, independent registered public accounting firm and management.

•        The Audit Committee discusses with management and the Company’s independent registered public accounting firm the financial information developed by the Company, the Company’s systems of internal controls and the Company’s internal audit process.

•        The Audit Committee is solely and directly responsible for appointing, evaluating, retaining, overseeing and, when necessary, terminating the engagement of the independent registered public accounting firm.

•        The independent registered public accounting firm meets with the Audit Committee (both with and without the presence of the Company’s management) to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent registered public accounting firm on the results of its audit and any significant financial reporting issues and practices, scope and terms of its work, and its recommendations concerning the financial practices, controls, procedures and policies employed by the Company.

•        The Audit Committee oversees the internal audit functions and the senior-most internal auditor reports directly to the Audit Committee.

•        The Audit Committee pre-approves all audit services to be provided to the Company, whether provided by the principal independent registered public accounting firm or other firms, and all other services (review, attest, tax and non-audit) to be provided to the Company by the independent registered public accounting firm.

•        The Audit Committee coordinates the Board’s oversight of the Company’s internal controls over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee is charged with establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters.

The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Audit Committee, a copy of which can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com.

The Audit Committee currently consists of Mr. Wald (Chair), Mr. Fenton and Ms. Simril, each of whom the Board has determined to be independent as defined under applicable Nasdaq Rules and Rule 10A-3 under the Exchange Act. The Board has determined that Mr. Wald is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K. The Audit Committee met five times during Fiscal 2020.

Organization and Compensation Committee

The Board has a Compensation Committee, which administers the Company’s equity incentive plans, cash incentive plans, performance-based restricted stock program and other equity-based awards.

•        The Compensation Committee reviews and approves, or recommends to the Board for approval, (i) the salaries, bonuses and other compensation arrangements and policies, including relevant corporate goals and objectives, for the Company’s executive officers, (ii) incentive compensation and equity-based plans and (iii) any employment agreements and severance arrangements or plans for executive officers.

•        The Compensation Committee makes recommendations to the Board regarding Director compensation.

The Compensation Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Compensation Committee, a copy of which can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com.

The Compensation Committee currently consists of Mr. Fenton (Chair) and Ms. Molland, each of whom the Board has determined to be an independent director as defined under the applicable Nasdaq Rules and is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. The Compensation Committee met six times during Fiscal 2020.

Role of Management in Compensation Decisions

In determining the performance criteria and compensation of our executive officers (other than our Interim Chief Executive Officer), the Compensation Committee generally takes into account the recommendations of our Interim Chief Executive Officer. Typically, our Interim Chief Executive Officer will make these recommendations based on his assessment of each executive officer’s individual performance as well as his knowledge of each executive officer’s job responsibilities, seniority, expected contributions and his understanding of the competitive market for such executives. Our Interim Chief Executive Officer may also attend meetings of the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation. During Fiscal 2020, our Interim Chief Executive Officer and our then-serving Chief Financial Officer regularly attended Compensation Committee meetings to provide information and recommendations, including with regard to management incentive plans. The Compensation Committee was not bound by such recommendations.

Role of the Compensation Consultant in Compensation Decisions

The Compensation Committee’s historical practice and policy has been to conduct a periodic comprehensive review of executive compensation and to adjust compensation from prior years, as it deems necessary from time to time, to reflect prevailing market trends for executive compensation. Pursuant to its charter, the Compensation Committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant. The Company has provided appropriate funding to the Compensation Committee to do so, and the Compensation Committee engages a compensation consultant as it deems necessary. In Fiscal 2020, neither the Compensation Committee nor the Company engaged a compensation consultant to advise on executive officer or director compensation.

Nominating and Corporate Governance Committee

The Board has a Governance Committee, which makes recommendations to the Board concerning all facets of the Director-nominee selection process.

•        The Governance Committee recommends to the Board the criteria to be considered in selecting Director-nominees, the consideration of stockholder submitted nominees and the identification of qualified candidates to the Board for election at the Annual Meeting.

•        The Governance Committee develops and recommends to the Board corporate governance principles applicable to the Company.

•        The Governance Committee reviews and resolves conflicts of interest (other than those relating to related party transactions).

•        The Governance Committee is responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively, determines the nature of the evaluation, supervises the conduct of the evaluation and prepares an assessment of the performance of the Board, which is discussed with the Board.

•        The Governance Committee may, at the request of the Board, periodically review and make recommendations to the Board relating to management succession planning, including policies and principles for Chief Executive Officer selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer.

The Governance Committee has the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Governance Committee, a copy of which can be found by clicking on the “Corporate Governance” tab on our website at www.steelconnectinc.com. The Governance Committee currently consists of Ms. Molland (Chair) and Mr. Wald, each of whom is independent as defined under the applicable Nasdaq Rules. The Governance Committee met five time during Fiscal 2020.

Consideration of Director Nominees

In recommending candidates for election to the Board (including both incumbent nominees and new nominees), the Governance Committee considers nominees recommended by Directors, officers, employees, stockholders and others. Other than with respect to Mr. Howard, who was designated by SPHG Holdings to serve on our Board upon the closing of the Preferred Stock Transaction (as defined and further discussed in “Certain Relationships and Related Transactions”), the Governance Committee does not use different standards to evaluate nominees depending on whether they are proposed by our Directors and management or by our stockholders. The Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates, as appropriate.

The criteria for nomination are detailed in our Corporate Governance Guidelines. The Board requires that all nominees for the Board have a reputation for integrity, honesty and adherence to high ethical standards. In addition, nominees should also have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company and should understand the sometimes-conflicting interests of the various constituencies of the Company, including stockholders, employees, customers, governmental units, creditors and the general public. We also expect nominees to be committed to understanding the Company and its industry and to regularly attend and participate in meetings of the Board and its committees. Upon selection of a qualified candidate, the Governance Committee recommends the candidate for consideration by the full Board. The Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Stockholder Nominees

The Governance Committee will consider nominees for the Board recommended by stockholders in accordance with the Bylaws. Stockholders wishing to propose Director candidates for consideration by the Governance Committee may do so by writing, by deadlines specified in the Bylaws, to the Secretary of the Company and providing information concerning the nominee and his or her proponent(s) required by the Bylaws. The Bylaws set forth further requirements for stockholders wishing to nominate Director candidates for consideration by stockholders including, among other things, that a stockholder must give timely written notice of an intent to make such a nomination to the Secretary of the Company. For more information, see “Proposals of Stockholders and Nomination of Directors at 2021 Annual Meeting.”

Board’s Role in Risk Oversight

We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities. The Company’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, the Company has implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value. The Board has allocated and delegated risk oversight responsibility to various committees of the Board in the following ways:

The Audit Committee is responsible for reviewing the Company’s risk oversight and management practices with respect to financial risks. Specifically, the Audit Committee periodically reviews and discusses with management the Company’s major financial risk exposures (including with respect to any internal audit plans), the process by which the Company undertakes financial risk assessment and management and the steps that management takes to monitor and control financial risks.

The Compensation Committee is responsible for reviewing and discussing with management at least annually the impact of Company’s compensation policies and practices on its risk management policies and practices.

In addition, the Board participates in regular discussions with the Company’s senior management on many core subjects, including strategy, operations, finance, and legal and public policy matters, in which risk oversight is an inherent element. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the Executive Chairman and working through its committees, including the independent Governance Committee, to participate actively in the oversight of management’s actions.

Diversity

Diversity has always been very important to us. Although we have no formal separate written policy, pursuant to our Corporate Governance Guidelines, the Board annually reviews the appropriate skills and characteristics of the members of the Board (upon recommendation of the Governance Committee), and diversity is one of the factors used in this assessment, including a diversity of viewpoints, backgrounds and experiences.

Hedging Policy

Our insider trading policy forbids all of our executive officers, employees and Directors from entering into hedging or monetization transactions, such as zero-cost collars and forward sale contracts, which allow such individuals to continue to own Company securities without the full risks and rewards of ownership.

Stockholder Communications with the Board

Stockholders may send written communications to the Board, the presiding Director or any individual member of the Board to the following address: c/o Secretary, Steel Connect, Inc., 2000 Midway Lane, Smyrna, Tennessee 37167. The Company will forward all such correspondence accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recognizes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program.

Pursuant to Section 14A of the Exchange Act, we are required to provide our stockholders with the opportunity to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. This advisory vote on Named Executive Officer compensation is commonly referred to as a “Say-on-Pay” vote.

Consistent with the recommendation of the Board to stockholders that future stockholder votes on Named Executive Officer compensation be held annually, and in light of the voting results on the “Say-on-Frequency” proposal at the 2017 Annual Meeting of Stockholders, the Company has determined that it will hold an annual advisory vote on the compensation of Named Executive Officers until the next required vote on the frequency of stockholder votes on Named Executive Officer compensation takes place at the 2023 Annual Meeting of Stockholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our Named Executive Officers pursuant to Item 402 of Regulation S-K. As described in more detail under the heading “Executive Compensation,” we believe our Named Executive Officer compensation program aligns with our short and long-term business goals, with a significant portion of compensation “at risk” and directly linked to our overall performance. As such, we believe our executive compensation properly aligns the interests of our executives with the interests of our stockholders.

The Board recommends that the stockholders vote in favor of the following resolution:

RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosures.

As an advisory vote, this proposal is not binding upon the Company or the Board. The Compensation Committee values the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Vote Required

Approval of this Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock, which have voting power present in person or represented by proxy and have actually voted. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers.

PROPOSAL 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for our fiscal year ending July 31, 2021 (“Fiscal 2021”).

Independent Registered Public Accounting Firm Fees

The following table presents fees for professional audit services and other services rendered by the Company’s independent registered public accounting firm for Fiscal 2020 and the fiscal year ended July 31, 2019 (“Fiscal 2019”):

Fee Category	Fiscal 2020 Fees	Fiscal 2019 Fees
Audit Fees(1)	$2,105,377	$3,262,453
Audit-Related Fees(2)	$16,500	$44,940
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$2,121,877	$3,307,393

____________

(1)      Audit Fees.    Audit fees include professional services rendered for the audit of the Company’s consolidated financial statements included in our annual reports, reviews of the interim consolidated financial statements included in our quarterly reports, and services that were provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)      Audit-Related Fees.    Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of an audit or review of the Company’s financial statements, including audits in connection with acquisitions, due diligence for mergers and acquisitions, consultations regarding acquisitions and divestitures and employee benefit plan audits.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit services to be provided by the Company’s independent registered public accounting firm or other firms, and all non-audit services to be provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Company’s independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During Fiscal 2020 and Fiscal 2019, all services rendered by BDO USA, LLP to the Company were pre-approved by the Audit Committee.

Vote Required

Approval of this Proposal 3 requires the affirmative vote of the holders of a majority of outstanding shares of capital stock, which have voting power present in person or represented by proxy and have actually voted. Abstentions will be disregarded and have no effect on the outcome of the vote, and there will be no broker non-votes on this proposal.

The Board unanimously recommends that the stockholders vote FOR the ratification of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year.

PROPOSAL 4
APPROVAL TO EXTEND THE TERM OF THE COMPANY’S TAX BENEFITS
PRESERVATION PLAN DESIGNED TO PROTECT THE TAX BENEFITS OF THE COMPANY’S
NET OPERATING LOSS CARRYFORWARDS

The Board is asking stockholders to approve an amendment to the Company’s Tax Benefits Preservation Plan (the “Tax Plan”), with American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”) to extend the term of the Tax Plan for an additional three years.

Background and Reasons for the Proposal

The Tax Plan was originally adopted on January 19, 2018 and approved by the stockholders at the Company’s annual meeting held in 2018 in an effort to protect stockholder value by preserving the Company’s ability to use its net operating losses and certain other tax assets (collectively, “NOLs”) to offset potential future taxable income and reduce federal income tax liability. The Tax Plan originally had a term expiring on January 18, 2021. On January 8, 2021, in light of the impending expiration of the Tax Plan and the Board’s determination that the Tax Plan’s protection of NOLs continues to be in the best interest of stockholders, the Board entered into an amendment to the Tax Plan to extend the term of the Tax Plan by three years to January 18, 2024, subject to earlier expiration as described below under “Description of Tax Plan, as amended — Amended Term.” The amendment to the Tax Plan does not change the provisions of the Tax Plan other than with respect to the three-year extension. If the amendment to the Tax Plan is not approved by stockholders at the Annual Meeting, the Tax Plan will automatically expire immediately following the certification of the results of the Annual Meeting.

Rationale for Continued Protection of NOLs

Our past operations generated significant NOLs. Under federal tax laws, for NOLs arising in tax years ending before January 1, 2018, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, at which point they “expire” for such purposes. In addition, NOLs generated in tax years beginning after December 31, 2017 and prior to January 1, 2021 can be applied to reduce taxable income for the prior five tax years. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. For NOLs arising in tax years beginning after December 31, 2017, we generally can use any such NOLs and certain related tax credits to reduce ordinary income tax paid on our future taxable income indefinitely; however, except for NOLs generated in tax years beginning after December 31, 2017 and prior to January 1, 2021 (which can be carried back to reduce taxable income for the prior five tax years), any such NOLs cannot be used to reduce ordinary income tax paid in prior tax years. In addition, the deduction for NOLs arising in tax years beginning after December 31, 2017 (other than NOLs applied to offset taxable income for the 2018, 2019 and 2020 tax years) is limited to 80 percent of our taxable income for any tax year (computed without regard to the deduction of NOLs). As of May 27, 2021, we had net operating loss carryforwards for federal and state tax purposes of approximately $2.1 billion and $117.0 million, respectively, substantially all of which arose in tax years ending before January 1, 2018. While we cannot estimate the exact amount of NOLs that we will be able use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382, an ownership change occurs if one or more stockholders or groups of stockholders that is each deemed to own at least 5% of our Common Stock increases their aggregate ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. Several complex rules apply to calculating this annual limit.

If an ownership change is deemed to occur, the limitations imposed by Section 382 could significantly limit our ability to use our NOLs to reduce future income tax liability and result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to continue to protect our NOLs, we believe it is possible that we could experience an ownership change before our NOLs are fully utilized or expire.

Description of Tax Plan, as amended

The following description of the Tax Plan is qualified in its entirety by reference to the complete text of the Tax Plan and the amendment thereto, which are attached as Appendix I and Appendix II to this Proxy Statement, respectively. Please read the Tax Plan, as amended, in its entirety as the following description is only a summary of its material terms.

Amended Term

The Rights are not exercisable until the Distribution Date (as defined below) and will expire at the earliest of (i) of 11:59 p.m. Eastern Time, on the date that the votes of the stockholders of the Company, with respect to the Company’s next annual meeting or special meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M. Eastern Time, on the date that the votes of the stockholders of the Company, with respect to the Annual Meeting are certified, unless the continuation of the Tax Plan is approved by the affirmative vote of the majority of outstanding shares of capital stock present in person or represented by proxy and actually voted at the Annual Meeting (or any adjournment or postponement thereof) duly held in accordance with the Company’s Bylaws and applicable law, in which case clause (ii) will govern); (ii) 11:59 p.m. Eastern Time, on January 8, 2024; (iii) the time at which the Rights are redeemed or exchanged as provided in the Tax Plan, and (iv) the time at which the Board determines that the Tax Plan is no longer necessary or desirable for the preservation of the NOLs.

Rights; Rights Certificates

In connection with its 2018 adoption of the Tax Plan the Board declared a dividend distribution of one right (a “Right”) for each outstanding share of Common Stock, to stockholders of record as of the close of business on January 29, 2018 (the “Record Date”). Each Right is governed by the terms of the Tax Plan and entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series D Junior Participating Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), at a purchase price of $20.00 per Unit, subject to adjustment (the “Purchase Price”).

Initially, the Rights were attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates (“Rights Certificates”) were distributed. Subject to certain exceptions specified in the Tax Plan, the Rights will separate from the Common Stock and a distribution date (the “Distribution Date”) will occur upon the earlier of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person,” as defined below) has become a beneficial owner of 4.99% or more of the shares of Common Stock then outstanding (the “Stock Acquisition Date”) and (ii) ten (10) business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Tax Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Tax Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series D Preferred Stock will be issued.

The definition of “Acquiring Person” contained in the Tax Plan contains several exemptions, including for the following: (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes a beneficial owner of 4.99% or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his ownership by any amount over such person’s lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person who, together with all affiliates and associates of such person, was a beneficial owner of 4.99% or more of the shares of Common Stock then outstanding on the date of the Tax Plan or becomes a beneficial owner of 4.99% or more shares of Common Stock then outstanding as a result of a transaction pursuant to which such person received the Prior Approval of the Company, unless and until such person and all affiliates and associates increase their aggregate ownership by any amount over their lowest percentage stock ownership on or after the date of the Tax Plan or decrease their aggregate percentage stock ownership below 4.99%; (v) any person who, within ten (10) business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within ten (10) business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (vi) any person who the Board has affirmatively determined shall not be deemed an Acquiring Person, including as a result of an exemption request or a request for prior approval.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. After the Distribution Date, the Company generally would issue Rights with respect to shares of Common Stock issued upon the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the Tax Plan’s adoption (except as may otherwise be provided in the instruments governing such securities). In the case of other issuances of shares of Common Stock after the Distribution Date, the Company generally may, if deemed necessary or appropriate by the Board, issue Rights with respect to such shares of Common Stock.

Flip-in Trigger

In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under “Flip-over Trigger,” below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Tax Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $20.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $40.00 worth of Common Stock (or other consideration, as noted above) for $20.00. Assuming that the Common Stock had a per share value of $4.00 at such time, the holder of each valid Right would be entitled to purchase ten (10) shares of Common Stock for $20.00.

Flip-over Trigger

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the “Triggering Events.”

Exchange Feature

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the Common Stock then outstanding, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Series D Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges) per Right (subject to adjustment).

Equitable Adjustments

The Purchase Price payable, and the number of Units of Series D Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series D Preferred Stock, (ii) if holders of the Series D Preferred Stock are granted certain rights or warrants to subscribe for Series D Preferred Stock or convertible securities at less than the current market price of the Series D Preferred Stock, or (iii) upon the distribution to holders of the Series D Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series D Preferred Stock on the last trading day prior to the date of exercise.

Redemption Rights

At any time until ten business days following the Stock Acquisition Date, the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 per Right redemption price.

Amendment of Rights

Any of the provisions of the Tax Plan may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Tax Plan may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights or to shorten or lengthen any time period under the Tax Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Tax Plan which may be defective or inconsistent with any other provision therein.

Miscellaneous

Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

Series D Preferred Stock Provisions

Each one one-thousandth of a share of Series D Preferred Stock, if issued:

•        will entitle the holder thereof to quarterly dividend payments of $0.001 or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;

•        will, upon any liquidation of the Company, entitle the holder thereof to receive either $1.00 plus accrued and unpaid dividends and distributions to the date of payment or an amount equal to the payment made on one share of Common Stock;

•        will have the same voting power as one share of Common Stock; and

•        will, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, entitle holders to a per share payment equal to the payment made on one share of Common Stock.

On January 19, 2018, in connection with the adoption of the Tax Plan, the Company filed a Certificate of Designation of Rights, Preferences and Privileges of Series D Junior Participating Preferred Stock (the “Series D Certificate of Designations”) with the Delaware Secretary of State. The Series D Certificate of Designations sets forth the rights, powers and preferences of the Series D Preferred Stock.

By voting to approve the Tax Plan stockholders are voting to keep the Tax Plan, as amended, in effect until it expires or is terminated pursuant to its terms.

Certain Considerations Relating to the Tax Plan, as amended

The Board believes that attempting to protect the NOLs described above is in our and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an ownership change under Section 382 will occur even if the amendment to the Tax Plan is approved. You should consider the factors below when making your decision.

Uncertainty Regarding Future Use and Amount of the NOLs

Our use of the NOLs depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.

Additionally, the amount of the NOLs has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the NOLs, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an ownership change has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an ownership change and attempt to reduce the benefit of the NOLs even if the Tax Plan is in place.

Continued Risk of Ownership Change

Although the Tax Plan is intended to diminish the likelihood of an ownership change, we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by purchases and sales of Common Stock by stockholders holding five percent or more of our outstanding Common Stock, over which we have no control, and new issuances of shares of Common Stock by us, should we choose to do so.

Potential Effects on Liquidity

The Tax Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our Common Stock in excess of the specified limitations. A stockholder’s ability to dispose of our Common Stock may be limited if the Tax Plan reduces the number of persons willing to acquire our Common Stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, that stockholder. Stockholders are advised to carefully monitor their ownership of our Common Stock and consult their own legal advisors and/or us to determine whether their ownership of Common Stock approaches the proscribed level.

Anti-Takeover Effect

The Board adopted the amendment to the Tax Plan to diminish the risk that our ability to use the NOLs to reduce potential federal income tax obligations becomes limited. Nonetheless, the Tax Plan, as amended, may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of our outstanding Common Stock or, in the case of a person or group of persons that already own 4.99% or more of our outstanding Common Stock, from acquiring any additional Common Stock. The Tax Plan could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares of Common Stock.

Interest of Certain Persons

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our executive officers or directors have interests in this proposal that are different than or greater than those of any of our other stockholders.

Vote Required

Approval of this Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding shares of capital stock, which have voting power present in person or represented by proxy and have actually voted. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board unanimously recommends that the stockholders vote FOR the approval of the amendment and extension of the Tax Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards.

PROPOSAL 5
APPROVAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Our Board has authorized and recommends for your approval an amendment to our Restated Certificate of Incorporation to effect a reverse split of the issued and outstanding shares of our Common Stock at the ratio of one-for-ten (the “Reverse Stock Split”). If stockholders approve this proposal, our Restated Certificate of Incorporation would be amended to combine and convert every ten shares of Common Stock into one new share of Common Stock.

If approved by the stockholders, the Reverse Stock Split will become effective on such date as may be determined by our Board upon the filing and effectiveness of the necessary amendment to our Restated Certificate of Incorporation with the Delaware Secretary of State (the “Effective Date”). The form of the proposed amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split is attached to this Proxy Statement as Appendix III. Even if approved by the stockholders, our Board retains the authority to abandon the Reverse Stock Split for any reason at any time prior to the Effective Date. Thus, following stockholder approval, the Board may, at its discretion, cause the filing of the amendment to effect the Reverse Stock Split or abandon the amendment and not effect the Reverse Stock Split if it determines that any such action is or is not in the best interests of the Company and its stockholders. The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for our Common Stock, and the Nasdaq Rules.

Background and Reasons for the Proposal

Our Board believes that the Reverse Stock Split and any resulting increase in the per-share price of our Common Stock will enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

In addition, one of the Board’s objectives in proposing the Reverse Stock Split is to raise the per share trading price of our Common Stock in order to reduce the risk of future non-compliance and/or delisting on The Nasdaq Capital Market, where our Common Stock currently trades under the symbol “STCN.”

On April 28, 2020, the Company received a deficiency letter from the Listing Qualifications Department of Nasdaq notifying the Company that, for the prior 30 consecutive trading days, the closing bid price of the Company’s Common Stock had not been maintained at the minimum closing bid price of at least $1.00 per share as required for continued listing on The Nasdaq Global Select Market pursuant to Listing Rule 5450(a)(1) (the “Minimum Bid Price Rule”). The Company notified Nasdaq of its intent to cure the deficiency and transferred its listing from The Nasdaq Global Select Market to The Nasdaq Capital Market, effective December 29, 2020, extending the period to regain compliance with the Minimum Bid Price Rule until June 28, 2021. As of January 25, 2021, the Company regained compliance. The closing trading price on January 25, 2021 was $2.36.

While we intend to monitor the closing price of our Common Stock and consider available options depending on the trading price of our Common Stock, no assurance can be made that we will in fact be able to continue to comply. If an issuer’s equity security is delisted from Nasdaq, it may be forced to seek to have its equity security traded or quoted on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as Nasdaq, and therefore less desirable. Accordingly, the delisting, or even the potential delisting, of an equity security could have a negative impact on the liquidity and market price of the equity security. As such, our Board believes that it is in the best interest of the Company and its stockholders that the Board has the ability to effect, in its discretion, the Reverse Stock Split to improve the price level of our Common Stock so that we are able to maintain continued compliance with the Minimum Bid Price Rule and minimize the risk of future delisting from Nasdaq.

We cannot assure you that the Reverse Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Stock Split, the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Stock Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Stock Split or that we will be able to maintain our listing on Nasdaq. For more information, see “Risks of the Proposed Reverse Stock Split” below.

Structure of the Reverse Stock Split

If the Reverse Stock Split is approved by the stockholders and implemented by our Board, upon consummation of the Reverse Stock Split, every ten shares of Common Stock held by a stockholder at that time will be combined into one share of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except for minor adjustments due to the treatment of fractional shares. No fractional shares will be issued in connection with the Reverse Stock Split. For more information, see “Treatment of Fractional Shares.”

The Reverse Stock Split would become effective on the Effective Date. Even if the Reverse Stock Split is approved by our stockholders, our Board has discretion not to carry out, or to delay in carrying out, the Reverse Stock Split. Upon the filing of the amendment, all the pre-Reverse Stock Split Common Stock will be converted into new Common Stock as set forth in the amendment.

As soon as practicable after the Effective Date of the Reverse Stock Split (to the extent implemented), stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of Common Stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Date of the Reverse Stock Split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the Effective Date of the Reverse Stock Split indicating the number of shares of Common Stock you hold.

Some stockholders may hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder of record holding pre-Reverse Stock Split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Date of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our Common Stock for a statement of holding.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the Effective Date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Effect of the Reverse Stock Split on Stockholders

The principal effect of the Reverse Stock Split will be that (i) the number of shares of Common Stock issued and outstanding (using such number as of June 1, 2021) will be reduced from 63,096,394 shares to 6,309,639 shares, (ii) the administrator of the 2010 Incentive Award Plan shall make equitable adjustments as the administrator in its discretion may deem appropriate to reflect the Reverse Stock Split with respect to the aggregate number of shares that may be issued under outstanding equity awards and the exercise prices of options outstanding under the 2010 Incentive Award Plan, (iii) the administrator of the 2020 Stock Incentive Compensation (the “2020 Plan”) shall make equitable adjustments as the administrator in its discretion may deem appropriate to reflect the Reverse Stock Split with respect to the aggregate number of shares that may be issued under outstanding equity awards under and from the reserve of the 2020 Plan, (iv) the administrator of the Amended and Restated 1995 Employee Stock Purchase Plan, as amended (the “ESPP”), shall make appropriate and proportionate adjustments to reflect the Reverse Stock Split with respect to the aggregate number of shares that may be issued under the ESPP, (v) the conversion rate relating to the Company’s 2024 Note shall be adjusted in accordance with the formula set forth therein, (vi) the number of shares of Common Stock issuable upon the exercise of Series C Preferred Stock immediately prior to the Reverse Stock Split will be proportionately decreased and the conversion price of the Series C Preferred Stock will be proportionately increased, effective at the close of business on the date of such Reverse Stock Split, and (vii) the number of shares of Common Stock will be proportionately decreased and the stock price condition of the December 2017 Awards (as defined in “Director Compensation”) will be proportionally increased to reflect the Reverse Stock Split, effective at the close of business on the date of such Reverse Stock Split.

The number of shares held by each individual holder of Common Stock would be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.

Stockholders with a Record Account of Fewer than Ten Shares:

If we complete the Reverse Stock Split and you are a stockholder who holds fewer than ten shares of Common Stock immediately prior to the Reverse Stock Split (also referred to as a “Cashed-Out Stockholder”):

•        You will not receive fractional shares of Common Stock as a result of the Reverse Stock Split. Instead, you will receive a cash payment in exchange for the shares you hold immediately prior to the Reverse Stock Split in accordance with the procedures described in “Treatment of Fractional Shares” below.

•        After the Reverse Stock Split, you will have no further interest in us with respect to your cashed-out shares. These shares will no longer entitle you to the right to vote as a stockholder or share in our earnings or profits, or in any dividends paid after the Reverse Stock Split. In other words, you will no longer hold your cashed-out shares; you will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the cashed-out shares.

•        You will not have to pay any service charges or brokerage commissions in connection with the Reverse Stock Split.

If you hold Book-Entry Shares:

•        Registered stockholders commonly hold their shares in book-entry form under the Direct Registration System for securities. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

•        If you are a Cashed-Out Stockholder who holds registered shares in a book-entry account, you do not need to take any action to receive your cash payment. A check will be mailed to you at your registered address as soon as practicable after the Effective Date. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

If you hold Certificated Shares:

•        If you are a Cashed-Out Stockholder with a stock certificate representing your cashed-out shares, you will receive a letter of transmittal as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) to our transfer agent, American Stock Transfer & Trust Company, LLC, for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s) to the transfer agent, together with a completed and executed copy of the letter of transmittal. Please do not send your certificate(s) until you receive your letter of transmittal. For further information, see “Stock Certificates” below.

•        All amounts owed to you will be subject to applicable federal and state income tax and state abandoned property laws. For further information, see “U.S. Federal Income Tax Consequences” below.

•        You will not receive any interest on cash payments owed to you as a result of the Reverse Stock Split.

If you want to continue to hold Common Stock after the Reverse Stock Split, you may do so by taking either of the following actions far enough in advance so that it is completed by 5:00 p.m. Eastern Time on the Effective Date: (1) purchase a sufficient number of shares of Common Stock on the open market so that you hold at least ten shares of Common Stock in your account prior to the Reverse Stock Split; or (2) if applicable, consolidate your accounts so that you hold at least ten shares of Common Stock in one account prior to the Reverse Stock Split.

Street Name Holders of our Common Stock

We expect that the Reverse Stock Split will treat stockholders holding Common Stock in street name or through a nominee (such as a bank or broker), and those persons holding shares of Common Stock as nominees for others, in the same manner as stockholders whose shares are registered in their names on the books of the Company. Nominees will be advised that they may effect the Reverse Stock Split for their beneficial holders, however, nominees may have different procedures and stockholders holding shares in street name should contact their nominees to be advised of any procedures such holders may need to follow in order to obtain the same treatment as registered stockholders or rights such holders may have to retain beneficial ownership of such shares.

Principal Effects of the Reverse Stock Split on the Company

The Reverse Stock Split will not affect the public registration of the Common Stock with the SEC under the Exchange Act, and we will continue to be subject to the periodic reporting requirements thereof.

The amendment effecting the Reverse Stock Split will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the Effective Date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced to one-tenth of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be retroactively increased for each period because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split is not a “going private” transaction and is not being proposed as a part of or a first step to a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act. However, no assurance can be given that the Company will not pursue a “going private” transaction in the future.

For information relating to the effect on the number of shares of authorized Common Stock, see “Possible Anti-takeover Effects of Proposed Amendment” below.

Possible Anti-takeover Effects of Proposed Amendment

Our Board has separately proposed in Proposal 6 the amendment to the Restated Certificate of Incorporation to reduce the number of shares of authorized Common Stock in Proposal 6 (the “Authorized Shares Reduction”), which, if approved by stockholders and implemented by our Board, would be implemented at a ratio of one-for-ten, from 1,400,000,000 to 140,000,000. As described in Proposal 6, our Board of Directors will proceed with the Authorized Shares Reduction only if and when a Reverse Stock Split is implemented. Accordingly, should we not receive the required stockholder approval for the Reverse Stock Split, we will not implement the Authorized Shares Reduction even if it is approved. In this regard, the implementation of the Authorized Shares Reduction is expressly conditioned upon the approval by the stockholders and implementation of the Reverse Stock Split.

The Reverse Stock Split, however, is not conditioned in any way upon the approval by the stockholders of the Authorized Shares Reduction. If we receive the required stockholder approval for the Reverse Stock Split but do not receive the required stockholder approval for the Authorized Shares Reduction, our Board of Directors will retain the option to implement a Reverse Stock Split but not the Authorized Shares Reduction. Additionally, our Board of Directors reserves its right to elect to proceed with the Reverse Stock Split but not to proceed with the Authorized Shares Reduction even if approved, if it determines, in its sole discretion, following stockholder approval, that the Authorized Shares Reduction is no longer in the best interests of the Company or its stockholders.

In the event stockholders approve the Reverse Stock Split in this Proposal 5 but do not approve the Authorized Shares Reduction in Proposal 6, or stockholders approve the Authorized Shares Reduction but the Board does not implement it, the implementation of the Reverse Stock Split would result in a proportional increase in the number of authorized shares of our Common Stock relative to the number of shares of Common Stock issued and outstanding. Under these circumstances, the Reverse Stock Split could have an anti-takeover effect. A relative increase in the number of our authorized shares of Common Stock could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means. The issuance of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares of Common Stock entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that the attempt could cause. Moreover, the issuance of Common Stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if the change were favorable to stockholders generally. However, this anti-takeover effect is not the purpose or intent of our Board. We have no present intent to use the relative increase in the number of authorized but unissued shares of our Common Stock for anti-takeover purposes. We are not aware of any pending or threatened efforts to obtain control of the Company, and the Board has no present intent to authorize the issuance of additional shares of Common Stock to discourage these efforts if they were to arise.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our Common Stock and have the desired effect of maintaining compliance with Nasdaq.

As noted above, if the Reverse Stock Split is implemented, our Board expects that it will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Nasdaq Minimum Bid Price Rule. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-Reverse Stock Split share may ultimately not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Stock Split is implemented, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance, general market conditions and prospects for future success. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum market value of the public float.

A decline in the market price of our Common Stock after the Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Stock Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. The liquidity of our Common Stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Treatment of Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will pay cash (without interest) to any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split in an amount equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on Nasdaq for the five consecutive trading days immediately preceding the Effective Date of the Reverse Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

U.S. Federal Income Tax Consequences

The following summary describes certain material United States federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary is based on the income tax provisions of the Code, United States Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could result in the United States federal income tax consequences of the Reverse Stock Split differing from those discussed below.

This summary does not address all of the United States federal income tax consequences that may be relevant to holders of our Common Stock in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation, banks, insurance companies, thrift institutions, other financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships or other pass-through entities, tax-exempt organizations, United States expatriates, holders subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, dealers in securities or currencies, holders of our Common Stock whose functional currency is not the U.S. dollar, holders that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, persons who acquire shares of our Common Stock in connection with employment or other performance of services, or persons that do not hold our Common Stock as “capital assets” as defined in the Code (generally, property held for investment). If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our Common Stock, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the Reverse Stock Split.

This summary does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, no ruling or tax opinion of legal or tax counsel has been obtained with respect to the consequences of the Reverse Stock Split.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

The Reverse Stock Split should be treated as a recapitalization that qualifies as a corporate “reorganization,” as defined in the Code, for United States federal income tax purposes. Therefore, subject to the limitations and qualifications set forth in this discussion and to the note below regarding the receipt of an additional fraction of a share, no gain or loss will be recognized by a holder of our Common Stock upon the Reverse Stock Split, the aggregate tax basis in the Common Stock received by a holder pursuant to the Reverse Stock Split would equal the aggregate tax basis in the Common Stock surrendered by such holder pursuant to the Reverse Stock Split, and the holding period for the Common Stock received by a holder pursuant to the Reverse Stock Split should include the holding period for the Common Stock surrendered by such holder pursuant to the Reverse Stock Split.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, holders of our Common Stock who otherwise would be entitled to receive fractional shares of our Common Stock will automatically be entitled to receive an additional fraction of a share of our Common Stock to round up to the next whole post-Reverse Stock Split share. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear. It may be possible that holders of our Common Stock who receive an additional fraction of a share of Common Stock will recognize gain, which may be characterized as either a capital gain or dividend, to the extent of the value of the fraction of a share received.

No Appraisal Rights

Stockholders do not have appraisal rights under Delaware state law or under our Restated Certificate of Incorporation or bylaws in connection with the Reverse Stock Split.

Interest of Certain Persons

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our executive officers or directors have interests in this proposal that are different than or greater than those of any of our other stockholders.

Reservation of Rights

The proposed Reverse Stock Split, if approved and implemented, would become effective on the date to be determined by our Board of Directors. If our Board determines, in its sole discretion, following stockholder approval, that the Reverse Stock Split is no longer in the best interests of the Company or its stockholders, we reserve the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the filing of the necessary amendment to our Restated Certificate of Incorporation with the Delaware Secretary of State. This will be the case, even if the Reverse Stock Split has been authorized by our stockholders at the Annual Meeting, and by voting in favor of the Reverse Stock Split, you are expressly also authorizing us to determine not to proceed with the Reverse Stock Split if our Board should so decide. Our Board is further authorized to determine when to file the necessary amendment to our Restated Certificate of Incorporation for the Reverse Stock Split with the Delaware Secretary of State at any time on or before the 12-month anniversary of stockholder approval thereof.

Vote Required

Approval of this Proposal 5 requires the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class. Abstentions will have the effect of a vote against this proposal. No broker non-votes are expected on this proposal.

The Board unanimously recommends that the stockholders vote FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation to effect a one-for-ten Reverse Stock Split.

PROPOSAL 6
APPROVAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF
INCORPORATION TO REDUCE AUTHORIZED CAPITAL ONE-FOR-TEN

Our Board of Directors also has adopted and is recommending that our stockholders approve an amendment to our Restated Certificate of Incorporation to effect an Authorized Shares Reduction, with the specific number of authorized shares of our Common Stock to be reduced proportionally to the level corresponding to the applicable Reverse Stock Split ratio of one-for-ten, effective on the Effective Date along with the Reverse Stock Split. The text of the proposed Certificate of Amendment to our Restated Certificate of Incorporation, which we refer to as the Certificate of Amendment, is attached as Appendix III.

Reasons for the Authorized Shares Reduction

As a matter of Delaware law, the implementation of a Reverse Stock Split does not require a reduction in the total number of authorized shares of our Common Stock. However, if Proposals 5 and 6 are each approved by our stockholders and the Reverse Stock Split and Authorized Shares Reduction are implemented, the authorized number of shares of our Common Stock also would be reduced from 1,400,000,000 to 140,000,000 at a ratio of one-for-ten. However, if this Proposal 6 is not approved, there would be no Authorized Shares Reduction and the authorized number of shares of our Common Stock would remain unchanged even if a Reverse Stock Split is implemented, which would proportionately increase the number of authorized shares of our Common Stock relative to the number of shares of Common Stock issued and outstanding.

As described in more detail under “Background and Reasons for the Proposal” in Proposal 5, our Board of Directors desires to achieve certain outcomes with the Reverse Stock Split. At the same time, the corresponding Authorized Shares Reduction was designed so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance following the Reverse Stock Split. Additionally, the reduction in the number of authorized shares of Common Stock would decrease the potential dilution to our stockholders following the reverse stock split. Of the 1,400,000,000 shares of Common Stock we are currently authorized to issue, 63,096,394 shares of Common Stock were outstanding as of June 1, 2021. If we do not reduce the number of authorized shares of Common Stock, we could potentially issue up to 1.3 billion shares of Common Stock, which could substantially dilute the ownership of the Company by our existing stockholders. This could make it more difficult for the Company to obtain equity financing in the future because the Company would have the ability to dilute equity investments significantly at any time. For more information, see Proposal 5.

Effects of Authorized Shares Reduction

The principal effect of the Authorized Shares Reduction will be that the number of authorized shares of our Common Stock will be reduced from 1,400,000,000 to 140,000,000. The Authorized Shares Reduction would not have any effect on the rights of existing stockholders, and the par value of the Common Stock would remain unchanged at $0.01 per share.

Conditionality; Certain Risks

Our Board of Directors will proceed with the Authorized Shares Reduction only if and when a Reverse Stock Split is implemented. Accordingly, should we not receive the required stockholder approval for the Reverse Stock Split, we will not implement the Authorized Shares Reduction even if it is approved. In this regard, the implementation of the Authorized Shares Reduction is expressly conditioned upon the approval by the stockholders and implementation of the Reverse Stock Split.

However, the Reverse Stock Split is not conditioned in any way upon the approval by the stockholders of the Authorized Shares Reduction. If we receive the required stockholder approval for the Reverse Stock Split but do not receive the required stockholder approval for the Authorized Shares Reduction, our Board of Directors will retain the option to implement a Reverse Stock Split. Additionally, our Board of Directors reserves its right to elect not to proceed with the Authorized Shares Reduction if it determines, in its sole discretion, following stockholder approval, that this proposal is no longer in the best interests of the Company or its stockholders. In the event stockholders approve the Reverse Stock Split but do not approve the Authorized Shares Reduction, or stockholders approve the

Authorized Shares Reduction but the Board does not implement it, the implementation of the Reverse Stock Split would result in a proportional increase in the number of authorized shares of our Common Stock relative to the number of shares of Common Stock issued and outstanding.

In these scenarios, the implementation of a Reverse Stock Split and the resulting effective proportional increase in the number of authorized shares of our Common Stock available for issuance, could, under certain circumstances, have anti-takeover implications, as described in more detail in Proposal 5 under “Possible Anti-takeover Effects of Proposed Amendment.” Although we are not proposing a Reverse Stock Split as a result of any threat of a hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that if the Reverse Stock Split is approved but the Authorized Shares Reduction is not approved, the anti-takeover implications associated with any Reverse Stock Split may be enhanced due to the additional number of shares of Common Stock that could be used by us to deter or prevent changes in control.

Effective Date; Reservation of Rights

The proposed Reverse Stock Split and Authorized Shares Reduction, if approved and implemented, would become effective on the date to be determined by our Board of Directors. If our Board determines, in its sole discretion, following stockholder approval, that the Authorized Shares Reduction is no longer in the best interests of the Company or its stockholders, we reserve the right to abandon the Authorized Shares Reduction without further action by our stockholders at any time before the filing of the necessary amendment to our Restated Certificate of Incorporation with the Delaware Secretary of State. This will be the case even if the Reverse Stock Split and/or Authorized Shares Reduction has been authorized by our stockholders at the Annual Meeting, and by voting in favor of the Authorized Shares Reduction, you are expressly also authorizing us to determine not to proceed with the Authorized Shares Reduction if our Board should so decide. Our Board is further authorized to determine when to file the necessary amendment to our Restated Certificate of Incorporation for the Authorized Shares Reduction with the Delaware Secretary of State at any time on or before the 12-month anniversary of stockholder approval thereof.

Interest of Certain Persons

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of shares of Common Stock. However, we do not believe that our executive officers or directors have interests in this proposal that are different than or greater than those of any of our other stockholders.

Vote Required

Approval of this Proposal 6 requires the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class. Abstentions will have the effect of a vote against this proposal. No broker non-votes are expected on this proposal.

The Board unanimously recommends that the stockholders vote FOR the approval of the amendment of the Company’s Restated Certificate of Incorporation to effect a reduction in authorized capital of one-for-ten to 140,000,000 proportional to the effect of the Reverse Stock Split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of June 1, 2021, with respect to the beneficial ownership of shares of all classes of the Company’s voting securities by: (i) each person known to us to beneficially own 5% or more of the outstanding securities of any such class; (ii) the members of the Board of the Company; (iii) the Named Executive Officers (as defined in “Executive Compensation”); and (iv) all current executive officers and Directors, as a group. This table does not reflect events occurring after June 1, 2021.

Name of Beneficial Owner	Number of Shares of Common Stock(1)	Percent of Class(2)
5% Stockholders
Steel Partners Holdings L.P.(3)	42,333,555	48.5%

Directors
Jeffrey J. Fenton(4)	391,006	*
Glen M. Kassan(5)	345,250	*
Maria U. Molland(6)	108,734	*
Warren G. Lichtenstein(7)	3,468,532	5.5%
Jeffrey S. Wald(8)	363,495	*
Jack L. Howard(9)	1,708,795	2.7%
Renata Simril(10)	74,908	*

Named Executive Officers
Joseph B. Sherk	—	*
John Ashe(11)	400,000	*
James N. Andersen	—	*
John Whitenack	—	*

All current executive officers and Directors, as a group (11 persons)(12)	6,960,720	11%

____________

(1)      Pursuant to the rules of the SEC, this table shows beneficial ownership by the enumerated persons of all of the Company’s outstanding voting securities, which include the Common Stock and the Series C Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”). The holder of the Series C Preferred Stock is entitled to vote the stock on each matter brought before an annual meeting of stockholders on an as-converted basis together with the holders of the Common Stock. Such shares of Series C Preferred Stock were also convertible into shares of Common Stock and are thus shown as being beneficially owned pursuant only to that class of voting securities.

For purposes of this table, beneficial ownership is determined by rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares over which the person has sole or shared voting power or investment power and also any shares which the person has the right to acquire within 60 days after June 7, 2021, including, in the case of an executive officer or director, shares acquirable upon termination of such individual’s service other than for death, disability or involuntary termination (“Presently Exercisable Rights”). For awards of restricted stock, the number of shares of Common Stock beneficially owned also includes shares over which the executive officer or director may currently exercise full voting rights, regardless of whether they vest within 60 days after June 7, 2021. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The Company believes that each person named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock or Series C Preferred Stock listed as owned by such person unless noted otherwise. Unless otherwise indicated, the address of each person listed in the table is c/o Steel Connect, Inc., 2000 Midway Lane, Smyrna, Tennessee 37167.

(2)      Number of shares deemed outstanding consists of 63,096,394 shares of Common Stock as of June 1, 2021, plus, for computation purposes only for the person in question, any shares subject to Presently Exercisable Rights held by that person. An asterisk indicates ownership of less than one percent of Common Stock outstanding.

(3)      Based on information provided in the Schedule 13D filed by HNH, BNS Holding, Inc., Steel Partners, Ltd. (“SPL”), Steel Holdings, SPH Group LLC (“SPHG”), SPHG Holdings, Steel Partners LLC and Mr. Lichtenstein with the SEC on October 14, 2011 and all amendments thereto, including that certain Amendment No. 24 to Schedule 13D filed by HNH, WHX CS Corp. (“WHX CS”), SPL, Steel Holdings, SPHG, SPHG Holdings, Steel Holdings GP, Steel Excel, Inc. (“Steel Excel”), Mr. Lichtenstein and Mr. Howard filed on November 19, 2020.

•        SPHG Holdings directly owns 2,245,990 shares of Common Stock and beneficially owns an additional 17,857,143 shares of Common Stock underlying currently convertible Series C Preferred Stock and 6,293,707 shares of Common Stock underlying the currently convertible SPHG Note (as defined below) owned directly by SPHG Holdings (a Presently Exercisable Right). Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue the relationships discussed above, each of Steel Holdings, SPHG and Steel Holdings GP may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by SPHG Holdings. Each of SPHG, Steel Holdings and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by SPHG Holdings except to the extent of its pecuniary interest therein.

•        HNH directly owns 2,496,545 shares of Common Stock. SPHG Holdings owns 100% of the outstanding shares of common stock of Steel Excel. Steel Excel owns 100% of the outstanding shares of HNH. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue of the relationships described above, each of SPHG Holdings, Steel Holdings, SPHG, Steel Holdings GP and Steel Excel may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by HNH. Each of SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by HNH.

•        WHX CS directly owns 5,940,170 shares of Common Stock. HNH owns 100% of the outstanding shares of common stock of WHX CS, and SPHG Holdings owns 100% of the outstanding shares of common stock of Steel Excel, and Steel Excel owns 100% of the outstanding shares of common stock of HNH. Steel Holdings owns 99% of the membership interests of SPHG. SPHG is the sole member of SPHG Holdings. Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings. Accordingly, by virtue of the relationships described above, each of HNH, SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by WHX CS. Each of HNH, SPHG Holdings, Steel Holdings, SPHG, Steel Excel and Steel Holdings GP disclaims beneficial ownership of the shares of Common Stock owned directly by WHX CS.

•        Steel Holdings directly owns 7,500,000 shares of Common Stock. As the general partner of Steel Holdings, Steel Holdings GP may be deemed to beneficially own, and share voting and dispositive power over, the shares of Common Stock owned directly by Steel Holdings.

•        According to filings made pursuant to Section 13(d) and 16 of the Exchange Act, Messrs. Lichtenstein and Howard are members of a Section 13(d) group with respect the shares of Common Stock described in this Footnote 3, pursuant to which they collectively own 54.5% of our outstanding shares of Common Stock. For more information, see Footnotes 7 and 9.

(4)      Mr. Fenton directly owns 391,006 shares of Common Stock, including certain unvested shares of restricted stock awarded pursuant to the 2020 Director Compensation Plan over which Mr. Fenton may exercise full voting rights.

(5)      Mr. Kassan directly owns 345,250 shares of Common Stock, including certain unvested shares of restricted stock awarded pursuant to the 2020 Director Compensation Plan over which Mr. Kassan may exercise full voting rights.

(6)      Ms. Molland directly owns 108,734 shares of Common Stock, including certain unvested shares of restricted stock awarded pursuant to the 2020 Director Compensation Plan over which Ms. Molland may exercise full voting rights.

(7)      Mr. Lichtenstein directly owns 3,408,532 shares of Common Stock. The reported number also includes 60,000 shares of Common Stock owned directly by SPL, of which Mr. Lichtenstein is the Chief Executive Officer and a control person. Accordingly, by virtue of the Mr. Lichtenstein’s relationship with SPL, Mr. Lichtenstein may be deemed to beneficially own the shares of Common Stock of the Company owned directly by SPL. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by SPL except to the extent of his pecuniary interest therein. The reported number also includes certain unvested shares of restricted stock awarded pursuant to the 2020 Director Compensation Plan over which Mr. Lichtenstein may exercise full voting rights. On December 15, 2017, the Company awarded Mr. Lichtenstein restricted stock grants and market performance-based restricted stock grants of which 300,000 shares of restricted stock will vest in their entirety, on the day the price of the Company’s Common Stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date, subject to Mr. Lichtenstein’s continuous service with the Company from the grant date through the vesting date. For more information, see “Director Compensation.” Mr. Lichtenstein is a member of the Section 13(d) group described in Footnote 3 above. Mr. Lichtenstein disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(8)      Mr. Wald directly owns 363,495 shares of Common Stock, including certain unvested shares of restricted stock awarded pursuant to the 2020 Director Compensation Plan over which Mr. Wald may exercise full voting rights.

(9)      Mr. Howard directly owns 1,708,795 shares of Common Stock, including certain unvested shares of restricted stock awarded pursuant to the 2020 Director Compensation Plan over which Mr. Howard may exercise full voting rights. On December 15, 2017, the Company awarded Mr. Howard restricted stock grants and market performance-based restricted stock grants of which 150,000 shares of restricted stock will vest in their entirety, on the day the price of the Company’s Common Stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date, subject to Mr. Howard’s continuous service with the Company from the grant date through the vesting date. For more information, see “Director Compensation.” Mr. Howard is a member of the Section 13(d) group described in Footnote 3. Mr. Howard disclaims beneficial ownership of the shares of Common Stock of the Company owned directly by the other members of the Section 13(d) group except to the extent of his pecuniary interest therein.

(10)    Ms. Simril directly owns 74,908 shares of Common Stock, including certain unvested shares of restricted stock awarded pursuant to the 2020 Director Compensation Plan over which Mr. Simril may exercise full voting rights.

(11)    On July 1, 2020, the Company awarded Mr. Ashe 400,000 shares of restricted stock pursuant to the Company’s 2010 Incentive Plan. Pursuant to the terms of the award, 50% of the restricted stock will vest on the first anniversary of the grant date, and the remaining 50% of which will vest on the second anniversary of the grant date, subject to Mr. Ashe’s continuous service with the Company through the vesting date.

(12)    Consists of 6,900,720 shares of Common Stock held as of June 1, 2021 by all current Executive Officers, which includes Jason Wong, Joseph B. Sherk, John Ashe, Fawaz Khalil (100,000 shares of unvested restricted stock over which Mr. Khalil may exercise full voting rights) and Warren G. Lichtenstein (who is also a Director), and all Directors. For more information on our Executive Officers, see “Executive Officers.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe in this section all reportable related person transactions to which we were or have been party since August 1, 2018. As of the Record Date, Steel Holdings and its affiliates, including two of our directors who were members of a Section 13(d) group with these affiliated entities, beneficially owned approximately [•]% of our outstanding shares of Common Stock, including shares of Series C Preferred Stock and the SPHG Note (as defined below). For more information, see “Security Ownership of Certain Beneficial Owners and Management.” Mr. Lichtenstein, our Interim Chief Executive Officer and the Executive Chairman of our Board, is also the Executive Chairman of Steel Holdings GP. Mr. Howard, a member of our Board, is the President and a director of Steel Holdings GP.

SPHG Note Transaction

On February 28, 2019, the Company entered into that certain 7.50% Convertible Senior Note Due 2024 Purchase Agreement with SPHG Holdings, whereby SPHG Holdings agreed to loan the Company $14.9 million in exchange for a 7.50% Convertible Senior Note (referred to in this Proxy Statement as the “SPHG Note”) in the amount of $14.9 million, due 2024, issued to SPHG Holdings (the “SPHG Note Transaction”). The SPHG Note bears interest at the rate of 7.50% per year, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on September 1, 2019. As of April 30, 2021, the Company had made interest payments in the amounts of $2.3 million and had $14.9 million aggregate principal amount remained outstanding. The SPHG Note will mature on March 1, 2024, unless earlier repurchased by the Company or converted by the holder in accordance with its terms prior to such maturity date.

The SPHG Note is convertible into shares of the Company’s Common Stock at an initial conversion rate of 421.2655 shares of Common Stock per $1,000 principal amount of the SPHG Note (which is equivalent to an initial conversion price of approximately $2.37 per share), subject to adjustment upon the occurrence of certain events. The initial conversion price represents a conversion premium of 25% over the volume weighted average price of the Company’s Common Stock for the 20 trading days ending February 27, 2019.

SPHG Holdings has the right to require the Company to repurchase the SPHG Note upon the occurrence of certain fundamental changes, subject to certain conditions, at a repurchase price equal to 100% of the principal amount of the SPHG Note plus accrued and unpaid interest. The Company will have the right to elect to cause the mandatory conversion of the SPHG Note in whole, and not in part, at any time on or after March 6, 2022, subject to certain conditions including that the stock price of the Company exceeds a certain threshold.

Our Board established a special committee, consisting solely of independent directors not affiliated with SPHG Holdings, to review and consider a financing transaction including a transaction with SPHG Holdings. The terms and conditions of the SPHG Note Transaction were determined by the special committee to be fair and in the best interests of the Company, and the special committee recommended that the Board approve the SPHG Note Transaction and the transactions contemplated thereby. See Note 7, “Debt - 7.50% Convertible Senior Note” to the Consolidated Financial Statements included in Part II of the 2020 Annual Report.

Steel Holdings Expression of Interest

On November 19, 2020, the Company’s Board received a preliminary, non-binding expression of interest (the “Expression of Interest”) from Steel Holdings to acquire all of the outstanding shares of Common Stock not already owned by Steel Holdings or its affiliates for a combination of cash and Steel Holdings 6% Series A Preferred Units, which would imply a value per share of Common Stock in the range of $0.65 to $0.72 per share. The Board has established a special committee comprised solely of independent directors (the “Acquisition Proposal Special Committee”) authorized to retain independent legal and financial advisors and to review, evaluate, negotiate and approve or disapprove the Expression of Interest, and to explore alternative strategies or transactions. The Acquisition Proposal Special Committee announced on January 11, 2021 that it had retained financial advisors and legal counsel. As set forth in the Expression of Interest, the proposed transaction will be subject to the approval of the Acquisition Proposal Special Committee, as well as a non-waivable condition requiring approval of a majority of the shares outstanding of the Company not owned by Steel Holdings and its affiliates and related parties. The Board resolutions establishing the Acquisition Proposal Special Committee expressly provide that the Board will not approve the proposed transaction contemplated by the Expression of Interest or any alternative thereto without a prior favorable recommendation by the Acquisition Proposal Special Committee.

No decision has yet been made with respect to the Company’s response to the Expression of Interest or any alternatives thereto. The Board has only received a proposal, which does not constitute an offer or proposal capable of acceptance and may be withdrawn at any time and in any manner. There can be no assurance that any definitive offer will be made, that any agreement will be executed or that the transaction proposed in the Expression of Interest or any other transaction will be approved or completed. The Company is not obligated to disclose any further developments or updates on the progress of the proposed transaction until either the Company enters into a definitive agreement or the Acquisition Proposal Special Committee determines no such transaction will be approved.

2019 Management Services Agreement

On December 24, 2014, the Company entered into a Management Services Agreement with SP Corporate Services LLC (“SP Corporate”), effective as of January 1, 2015 (as amended, the “2015 Management Services Agreement”). SP Corporate, and its successor, Steel Services, is an indirect wholly-owned subsidiary of Steel Holdings. Pursuant to this agreement, SP Corporate provided the Company and its subsidiaries with the services of certain employees, including certain executive officers and other corporate services.

On June 14, 2019, the Company entered into a new management services agreement (the “2019 Management Services Agreement”) with Steel Services, an indirect wholly-owned subsidiary of Steel Holdings, effective as of June 1, 2019. The 2019 Management Services Agreement superseded all prior agreements between the Company and Steel Services, including the 2015 Management Services Agreement. Pursuant to the 2019 Management Services Agreement, Steel Services provides the Company and its subsidiaries with the non-exclusive services of a person or people to serve in various positions or functions, and perform duties normally associated with those specific or substantially equivalent positions or functions for the Company, including: legal and environmental, health and safety, finance and treasury, human resources, lean, internal audit, mergers and acquisitions, and information technology (the “Services”).

The 2019 Management Services Agreement provides that the Company will pay Steel Services a fixed monthly fee of $282,800 in consideration of the Services and will reimburse Steel Services and its representatives for all reasonable expenses incurred in providing the Services. Additionally, Steel Services shall, to the extent legally permissible, earn a reasonable success fee to be mutually agreed upon by the parties for any acquisition, divestiture, or financing transaction completed by the Company during the term of the 2019 Management Services Agreement.

The 2019 Management Services Agreement was renewed for an additional one-year period on December 31, 2020 and will automatically renew for successive one-year periods (each such period, a “Term”) unless and until terminated: (i) by either party, effective on the last day of the current Term, upon not less than 90 days’ written notice to the other; (ii) by the Company, at any time, on less than 90 days’ notice (provided that, in the case of (i) or (ii), the Company pays a termination fee to Steel Services as provided in the Management Services Agreement, which fee shall equal 125% of the fees due under the 2019 Management Services Agreement from and including the termination date until the 90th day following the date of such termination); (iii) immediately upon the bankruptcy or dissolution of Steel Services; (iv) promptly by the Company upon a material breach of the 2019 Management Services Agreement by Steel Services; or (v) immediately by the Company for Cause (as defined in the 2019 Management Services Agreement).

A special committee of the Board, comprised entirely of independent directors having no affiliation with SP Corporate or its affiliates, approved the entry into the 2015 Management Services Agreement, and the first two amendments to the 2015 Management Services Agreement. The Audit Committee approved the third amendment to the 2015 Management Services Agreement.

In April 2019, the Board authorized a special committee, which consists solely of independent directors not affiliated with Steel Holdings or its affiliates, to review, negotiate, approve or reject transactions between the Company and Steel Holdings or its affiliates. The special committee reviewed, considered and recommended for approval by the Board the 2019 Management Services Agreement, which was subsequently approved by the Board with directors affiliated with Steel Services or its affiliates abstaining. In performing the Services, Steel Services is subject to the supervision and control of the special committee and is to report to the special committee and/or such other person designated by the special committee.

Total expenses incurred related to the 2019 Management Services Agreement for Fiscal 2020 totaled approximately $3.4 million, and total expenses incurred related to the 2015 Management Services Agreement and the 2019 Management Services Agreement for Fiscal 2019 totaled approximately $1.8 million. As of April 30, 2021 and April 30, 2020, amounts due to Steel Services were $1.4 million and $0.3 million, respectively.

During the 12 months ended April 30, 2021, the Company also incurred expenses payable to SP General Services, LLC, an affiliate of Steel Holdings, for air travel in the amounts of $0.9 million, which were primarily related to services provided under the 2019 Management Services Agreement.

EXECUTIVE OFFICERS

Officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding the executive officers of the Company as of the date of this Proxy Statement.

Name	Age	Principal Position	Officer Since
Warren G. Lichtenstein(1)(2)	55	Interim Chief Executive Officer Director and Executive Chairman	December 2018 – Present June 2016 – Present
Jason Wong(3)	51	Chief Financial Officer	April 2021 – Present
John Ashe(4)	54	Chief Executive Officer of IWCO	May 2020 – Present
Joseph B. Sherk(5)	72	Senior Vice President and Chief Accounting Officer	November 2019 – Present
Fawaz Khalil(5)	51	President, Chief Executive Officer of ModusLink	June 2020 – Present

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(1)      Mr. Lichtenstein assumed the additional role of Interim Chief Executive Officer of the Company effective December 4, 2018. Mr. Lichtenstein had previously served as the Company’s Interim Chief Executive Officer from March 28, 2016, to June 17, 2016.

(2)      Mr. Lichtenstein’s biographical information is provided above in the section entitled, “Class I Directors Continuing in Office until the 2021 Annual Meeting of Stockholders.”

(3)      Mr. Wong was appointed Chief Financial Officer of the Company, effective April 19, 2021.

(4)      Mr. Ashe was appointed Chief Executive Officer of IWCO, a subsidiary of the Company, effective May 15, 2020.

(5)      Mr. Sherk assumed the role of Senior Vice President and Chief Accounting Officer of the Company on November 22, 2019.

(6)      Mr. Khalil was appointed President and Chief Executive Officer of ModusLink, a subsidiary of the Company, effective June 11, 2020.

Jason Wong.    Mr. Wong was appointed Chief Financial Officer of the Company effective April 19, 2021, replacing Mr. Woodworth. Prior to his appointment, Mr. Wong was at Tiffany & Co., where he was the Vice President — Treasurer & Investor Relations beginning in April 2019, and Vice President — Treasurer, from March 2017 to April 2019. Prior to Tiffany & Co., Mr. Wong was with Newell Brands Inc./Jarden Corp. as the Chief Administrative Officer for Europe, from September 2015 to July 2016, and as Senior Vice President and Treasurer, from December 2004 to August 2015. Mr. Wong holds a Master in Business Administration from Columbia University, a Bachelor of Science in Economics and a Bachelor of Arts in Biological Bases of Behavior, both from the University of Pennsylvania.

John Ashe.    Mr. Ashe has served as the Chief Executive Officer of IWCO since May 15, 2020. From May 2018 until May 2020, Mr. Ashe served as President & Chief Executive Officer of Lucas-Milhaupt Inc., a global brazing and metal joining products and services leader, and an indirect subsidiary of Steel Holdings. Mr.Ashe remains the Chairman of Lucas-Milhaupt Inc. From May 1992 to May 2018, Mr. Ashe served in various roles with OMG, Inc., a leading U.S. manufacturer and global supplier of specialty fasteners, adhesives, tools, and related products for the commercial and residential construction markets, and an indirect subsidiary of Steel Holdings. Mr. Ashe served as Senior Vice President and General Manager of OMG, Inc.’s FastenMaster Division for his last eight years with the company. Mr. Ashe is a graduate of Bowdoin College.

Joseph B. Sherk.    Mr. Sherk was appointed as Senior Vice President and Chief Accounting Officer of the Company on November 22, 2019. Mr. Sherk has served as the Senior Vice President, Finance, Tax and Treasurer of the Company since June 2016 and previously as its Principal Financial Officer and Chief Accounting Officer from May 2014 through June 2016. Mr. Sherk also served as the Company’s Vice President & Corporate Controller from December 2007 through to May 2014. Prior to that, from January 2007 until December 2007, Mr. Sherk was Vice President, Corporate Controller & Chief Accounting Officer of WestPoint Home, International Inc., a textile company. From January 2006 through January 2007, Mr. Sherk served as Vice President, Business and Finance Transformation for United Rentals, Inc., a major rental equipment company. From September 2001 through January 2007, Mr. Sherk was the Vice President & Corporate Controller (Principal Accounting Officer) for United Rentals, Inc. Mr. Sherk served as the Vice President & Corporate Controller (Principal Accounting Officer) of Lafarge Corporation, a construction materials company from September 1998 through September 2001. Prior to that Mr. Sherk served as the Regional Vice President & Controller of Lafarge Construction Materials for Eastern Canada from January 1994 through to September 1998. Mr. Sherk started his career with Arthur Andersen LLP. Mr. Sherk is a licensed Certified Public Accountant (“CPA”) in the United States and Canada. He is a member of the American Institute of Certified Public

Accountants (“AICPA”) and the Chartered Professional Accountants of Ontario, Canada. Mr. Sherk holds a Bachelor of Commerce degree from St. Mary’s University in Halifax, Nova Scotia, a Master of Business Administration in Accounting and Finance from University of Saskatchewan in Saskatoon, Saskatchewan and a Master of Accountancy in Taxation from The George Washington University.

Fawaz Khalil.    Mr. Khalil has served as President and Chief Executive Officer of ModusLink since June 11, 2020. From May 2017 to November 2019, Mr. Khalil was President and Chief Executive Officer of Halco Lighting Technologies, a lighting solutions company. From November 2015 to April 2017, Mr. Khalil was President of Purafil, Inc. and Universal Air Filters (part of The Filtration Group, a leading global filtration company). From February 2013 to November 2015, Mr. Khalil was Vice President and General Manager of Acuity Brands Lighting Inc., a lighting technology solutions and services company. Mr. Khalil received his Bachelor of Science in Computer Science from the National University of Computing and Emerging Sciences Karachi, a Master of Business Administration in Finance and Banking from the Institute of Business Administration at University of Karachi and a Master in Business Administration in General Management & Strategy from the Darden Graduate School of Business at the University of Virginia.

EXECUTIVE COMPENSATION

This section sets forth certain information required by the rules of the SEC regarding the Fiscal 2020 and Fiscal 2019 compensation of our Named Executive Officers (defined as (i) all individuals who served as, or acted in the capacity of, the Company’s principal executive officer for Fiscal 2020, (ii) the Company’s two most highly compensated executive officers, other than anyone who acted as our principal executive officer, who were serving as executive officers at the end of Fiscal 2020, and (iii) up to two additional individuals who would qualify as the Company’s two most highly compensated executive officers for Fiscal 2020, but for the fact that they were not serving as executive officers at the end of Fiscal 2020). Our Named Executive Officers are as follows:

Name	Principal Position
Warren G. Lichtenstein(1)	Interim Chief Executive Officer, Director and Executive Chairman
John Whitenack(2)	Former Chief Executive Officer of ModusLink
James N. Andersen(3)	Former Chief Executive Officer of IWCO
John Ashe(3)	Chief Executive Officer of IWCO
Joseph B. Sherk(4)	Senior Vice President and Chief Accounting Officer

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(1)      Mr. Lichtenstein assumed the role of Interim Chief Executive Officer of the Company, making him our principal executive officer, on December 4, 2018. Compensation for Mr. Lichtenstein is shown for Fiscal 2019 and Fiscal 2020 for his services as a member of our Board. Mr. Lichtenstein also served as the Company’s Interim Chief Executive Officer from March 28, 2016 to June 17, 2016, for which no compensation information is required in the Summary Compensation Table.

(2)      Mr. Whitenack served as the Chief Executive Officer of ModusLink from October 2018 until his succession by Mr. Khalil, who was appointed President and Chief Executive Officer of ModusLink, effective June 11, 2020.

(3)      Mr. Andersen served as the Chief Executive Officer of IWCO from April 1999 until May 2020. Mr. Ashe was appointed to that role effective May 15, 2020.

(4)      Mr. Sherk assumed the role of Senior Vice President and Chief Accounting Officer of the Company on November 22, 2019.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by our Named Executive Officers for Fiscal 2019 and Fiscal 2020.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Warren G. Lichtenstein(2)	2020	—		—		99,999		—	96,250		196,249
Interim Chief Executive Officer, Director and Executive Chairman	2019	—		—		99,999		—	121,500		221,499

John Whitenack	2020	330,816	(3)	148,000	(4)	145,000	(5)	—	29,493	(6)	653,309
Former Chief Executive Officer of ModusLink	2019	371,423		—		—		—	4,743	(7)	376,166

James N. Andersen	2020	589,546	(3)	328,309	(8)	—		—	38,942	(9)	968,336
Former Chief Executive Officer of IWCO Direct	2019	715,628		584,526	(8)	—		—	26,100	(10)	1,326,254

John Ashe	2020	63,308	(11)	65,000	(12)	232,000	(5)	—	17,143	(13)	377,451
Chief Executive Officer of IWCO Direct

Joseph B. Sherk	2020	262,352	(14)	76,141		—		—	11,851	(15)	350,345
Senior Vice President and Chief Accounting Officer

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(1)      Represents the grant date fair value in accordance with FASB ASC Topic 718. The assumptions applied in determining the fair value of the awards are discussed in Notes 2 and 13 to our audited consolidated financial statements for Fiscal 2020 in our 2020 Annual Report.

(2)      Mr. Lichtenstein was not separately compensated for his service as Interim Chief Executive Officer, and was only compensated as a Director, for Fiscal 2020 and Fiscal 2019. Mr. Lichtenstein’s reported compensation consists of: (a) stock awards in the amounts of (i) $99,999 (for an award of 65,789 shares of restricted stock granted to all Directors on January 2, 2020, pursuant to the Fourth Amended and Restated Director Compensation Plan, adopted in 2015 (the “2015 Director Compensation Plan”), which award was scheduled to vest and did vest on January 2, 2021) for Fiscal 2020 and (ii) $99,999 (for an award of 57,803 shares of restricted stock granted to all Directors on January 2, 2019, pursuant to the 2015 Director Compensation Plan, which award vested on January 2, 2020) for Fiscal 2019; and (b) director fees of $96,250 for Fiscal 2020 and $121,500 for Fiscal 2019. For more information, see “Director Compensation — Director Compensation Program.”

(3)      Represents Mr. Whitenack’s and Mr. Andersen’s pro-rated salaries for Fiscal 2020 prior to their departures in June 2020 and May 2020, respectively.

(4)      Represents the amount actually paid to Mr. Whitenack of his discretionary cash bonus for performance for Fiscal 2019. Mr. Whitenack received a bonus of $222,000, $148,000 of which was paid in December 2019, with the remainder to be paid in July 2020, subject to Mr. Whitenack’s continued employment with the Company. In connection with Mr. Whitenack’s departure in June 2020, he became no longer entitled to the amount not yet paid.

(5)      Represents shares of restricted stock that were granted pursuant to the Company’s 2010 Incentive Award Plan, as amended (the “2010 Incentive Plan”). Pursuant to the terms of the award, 50% of the shares of restricted stock were to vest on the first anniversary of the grant date, and the remaining 50% were to vest on the second anniversary of the grant date, subject to the individual’s continuous service with the Company through the vesting date. 100,000 shares of restricted stock were granted to Mr. Whitenack on December 17, 2019, all of which he forfeited in connection with his departure in June 2020. 400,000 shares of restricted stock were granted Mr. Ashe on July 1, 2020.

(6)      Represents (i) payments for life insurance of $1,645, (ii) employer 401(k) matching cash contributions of $5,434 and (iii) accrued and unused vacation at the time of Mr. Whitenack’s departure in an amount of $22,413.

(7)      Represents employer 401(k) plan matching cash contributions.

(8)      Represents amounts actually paid to Mr. Andersen under the 2019 IWCO Plans (as defined below) during the Company’s Fiscal 2020 and under the 2018 IWCO Plans (as defined below) during the Company’s Fiscal 2019. Under the 2019 IWCO Plans, Mr. Andersen received awards of $606,615, $283,355 of which was paid in March 2020, with $243,451 to be paid in September 2020 and the remainder to be paid ratably in March 2021 and 2022, subject to Mr. Andersen’s continued employment with the Company. Under the 2018 IWCO Plans, Mr. Andersen received awards of $674,434, $584,526 of which was paid in March 2019 and $44,954 of which was paid in March 2020, with the remainder to be paid in March 2021, subject to Mr. Andersen’s continued employment with the Company. For more information, see “Narrative Disclosure to Summary Compensation Table — Non-Equity Incentive Plan Compensation.”

(9)      Represents: (i) employer 401(k) plan matching cash contributions of $4,575, (ii) the amount attributable to the business and personal use of a company car of $19,800 and (iii) accrued and unused vacation at the time of Mr. Andersen’s departure in an amount of $14,567.

(10)    Represents (i) employer 401(k) plan matching cash contributions of $4,500 and (ii) the amount attributable to the business and personal use of a company car of $21,600.

(11)    Represents Mr. Ashe’s pro-rated salary for Fiscal 2020 based on an annual base salary of $400,000. Mr. Ashe was appointed Chief Executive Officer of IWCO effective May 15, 2020.

(12)    Represents a sign-on bonus.

(13)    Represents (i) the amount attributable to the business and personal use of a company car of $2,000 and (ii) relocation fees in an amount of $15,143.

(14)    Represents Mr. Sherk’s salary as paid in Fiscal 2020. Mr. Sherk’s annual base salary was increased to $291,872 in November 2019 when he assumed his current role as Senior Vice President and Chief Accounting Officer.

(15)    Represents (i) payments for life insurance of $7,059 and (ii) employer 401(k) matching cash contributions of $4,792.

Narrative Disclosure to Summary Compensation Table

The compensation paid to the above-named Named Executive Officers during Fiscal 2020 included salaries, bonuses and perquisites as more fully described in the notes to the Summary Compensation Table and below. The principal terms of agreements with Named Executive Officers regarding employment and compensation are set forth below under the section titled “Employment Arrangements of Named Executive Officers.”

Non-Equity Incentive Plan Compensation

From time to time, the Compensation Committee establishes a Company Management Incentive Plan (or “Company MIP”), which provides cash incentives for our non-IWCO executives. The Company did not establish a Company MIP for either of Fiscal 2020 or Fiscal 2019.

Additionally, as a result of the Company’s acquisition of IWCO on December 15, 2017 (the “IWCO Acquisition”), the Company integrated certain IWCO compensation practices into the Company’s compensation framework. Specifically, Mr. Andersen participated in the IWCO Direct 2018 Short-Term and Long-Term Incentive Plans, which provide for cash awards (the “2018 IWCO Plans”) and IWCO Direct 2019 Short-Term and Long-Term Incentive Plans (the “2019 IWCO Plans”). These plans were designed to motivate appropriate behaviors that support short-term and long-term growth of stockholder value, by rewarding the achievement of financial, business and management goals that are essential to the success of IWCO, and to enable target total compensation to remain competitive within the marketplace for executive officers.

2019 IWCO Incentive Plans

The 2019 IWCO Plans related to IWCO’s fiscal year ended December 31, 2019 (the “2019 IWCO Plan Year”), under which discretionary cash awards (“2019 IWCO Awards”) are expressed as a percentage of the base salary paid during that plan year. The 2019 IWCO Awards were determined based on the achievement of certain weighted performance targets, a majority of which was financial performance, including, within such category, mostly the 2019 IWCO Plan Year adjusted EBITDA target for IWCO Direct and, to a lesser extent, the 2019 IWCO Plan Year working capital turns target (collectively, “the 2019 IWCO Financial Performance Target”), and a minority of which of was individual performance based on certain objectives (the “2019 IWCO Personal Performance Target”). In determining the 2019 IWCO Financial Performance Target, the financial objectives, while feasible to meet, were challenging to achieve and required improved performance compared with prior year results. For the 2019 IWCO Plan Year, IWCO achieved sufficient results on the 2019 IWCO Financial Performance Target, and Mr. Andersen was evaluated under the 2019 IWCO Personal Performance Target to earn a partial payment. Accordingly, Mr. Andersen received a 2019 IWCO Awards of $606,615 under the 2019 IWCO Plans, $283,355 of which was paid in March 2020, with $243,451 to be paid in September 2020 and the remainder to be paid ratably in each of March 2021 and 2022, subject to Mr. Andersen’s continued employment with the Company. In connection with Mr. Andersen’s departure in May 2020, Mr. Andersen was no longer entitled to the amounts not yet paid.

2018 IWCO Incentive Plans

The 2018 IWCO Plans related to IWCO Direct’s fiscal year ended December 31, 2018 (the “2018 IWCO Plan Year”), under which the cash awards (“2018 IWCO Awards”) target for Mr. Andersen was 100% of base salary. The 2018 IWCO Awards were determined based on the achievement of certain weighted performance targets, a majority of which was the 2018 IWCO Plan Year adjusted EBITDA target for IWCO Direct (the “2018 IWCO EBITDA Target”) and smaller components of which were defined objectives in support of IWCO’s corporate objectives and a working capital target. In determining the 2018 IWCO EBITDA Target, the financial objectives, while feasible to meet, were challenging to achieve and required improved performance as compared with prior year results. For the 2018 IWCO Plan Year, IWCO achieved sufficient adjusted EBITDA, met defined objectives and achieved working capital levels required under the 2018 IWCO Plans to earn a partial payment. Accordingly, Mr. Andersen received a 2018 IWCO Awards of $674,434 under the 2018 IWCO Plans, $584,526 of which was paid in March 2019 and $44,954 of which was paid in March 2020, with the remainder to be paid in March 2021, subject to Mr. Andersen’s continued employment with the Company. In connection with Mr. Andersen’s departure in May 2020, Mr. Andersen was no longer entitled to the amounts not yet paid.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning unvested shares of Common Stock, held by each Named Executive Officer as of July 31, 2020. The market values of the Common Stock reported in this table are calculated based on the closing market price of the Common Stock on Nasdaq on July 31, 2020, which was $0.53 per share.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Warren G. Lichtenstein	65,789	(1)	34,868	300,000	(2)	159,000
John Whitenack	—		—	—		—
James N. Andersen	—		—	—		—
John Ashe	400,000	(3)	212,000	—		—
Joseph B. Sherk	—		—	—		—

____________

(1)      Represents 65,789 shares of restricted stock that were granted to Mr. Lichtenstein on January 2, 2020 for his service on our Board pursuant to the 2015 Director Compensation Plan that were scheduled to vest and did vest on January 2, 2021. For more information, see the “Summary Compensation Table” and “Director Compensation — Director Compensation Program.”

(2)      On December 15, 2017, the Board, upon the recommendation of the Compensation Committee and a special committee of the Board, approved the restricted stock grants and market performance-based restricted stock grants to Messrs. Lichtenstein and Howard described below under the section titled “Director Compensation — December 2017 Awards.” The shares listed in this table for Mr. Lichtenstein are the unvested portion of the restricted stock grants made to him on December 15, 2017, which remain subject to the achievement of stock price performance.

(3)      Represents 400,000 shares of restricted stock that were granted to Mr. Ashe on July 1, 2020 pursuant to the Company’s 2010 Incentive Plan. Pursuant to the terms of the award, 50% of the restricted stock will vest on the first anniversary of the grant date, and the remaining 50% will vest on the second anniversary of the grant date, subject to Mr. Ashe’s continuous service with the Company through the vesting date.

Employment Arrangements of Named Executive Officers

We do not have agreements with any of the Named Executive Officers that guarantee employment for a set term and, accordingly, all of the Named Executive Officers are or were employees at will, with the exception of an employment agreement with Mr. Ashe and a severance agreement with Mr. Sherk.

Warren G. Lichtenstein

Mr. Lichtenstein was not separately compensated for his service as Interim Chief Executive Officer of the Company for Fiscal 2020 or Fiscal 2019, however, subject to the discretion of our Board and/or Compensation Committee, Mr. Lichtenstein may receive compensation for service payable in future years. The terms of Mr. Lichtenstein’s compensation as disclosed in the “Summary Compensation Table” are governed by our director compensation program, described below under the section titled “Director Compensation — Director Compensation Program.”

John Whitenack

Mr. Whitenack assumed the position of Chief Executive Officer of ModusLink on October 31, 2018. Prior to that, Mr. Whitenack served as the Chief Operating Officer of ModusLink since June 25, 2018. The Company and Mr. Whitenack executed an employment offer letter dated June 6, 2018, which provided for an annualized base salary of $370,000, which base salary was increased to $388,500 as of December 1, 2019 and remained unchanged through his separation in June 2020. Mr. Whitenack was also eligible for an annual cash bonus under Company MIPs, when adopted, with a target equal to 60% of his base salary. Mr. Whitenack received a discretionary cash bonus of $222,000 for performance in Fiscal 2019, $148,000 of which was paid in December 2019, with the remainder to be paid in July 2020, subject to Mr. Whitenack’s continued employment with the Company. On June 11, 2020, Mr. Khalil was appointed President and Chief Executive Officer of ModusLink, succeeding Mr. Whitenack. In connection with Mr. Whitenack’s departure, he was no longer entitled to the cash bonus amount not yet paid.

James N. Andersen

Mr. Andersen’s base salary was $715,628, which remained unchanged from the closing of the IWCO Acquisition through his separation in May 2020. Mr. Andersen was also eligible to participate in IWCO short-term and long-term incentive plans. Effective May 15, 2020, John Ashe was appointed Chief Executive Officer of IWCO, succeeding Mr. Andersen.

John Ashe

Mr. Ashe was appointed Chief Executive Officer of IWCO on May 15, 2020. IWCO and Mr. Ashe executed an employment agreement dated June 4, 2020, which provides for an annualized base salary of $400,000 and an annual bonus, with a target equal to 100% of his base salary. The employment agreement also provides for (i) a one-time sign-on bonus of $65,000, payable on the first payroll date after Mr. Ashe relocates to the Minneapolis area, (ii) a monthly automobile allowance of $1,000 and (iii) certain relocation assistance benefits. Separately, Mr. Ashe was provided with a grant of 400,000 shares of Company stock, which were granted on July 1, 2020, pursuant to the Company’s 2010 Incentive Plan and are described under “Outstanding Equity Awards at Fiscal-Year End.”.

In the event that Mr. Ashe is terminated without “cause” (as defined in his employment agreement) prior to May 15, 2022, Mr. Ashe is entitled to (A) a severance payment equal to 12 months of his base salary and (B) reimbursement of COBRA payments until the earlier of (i) 12 months following the effective date of the general release of claims, (ii) the date Mr. Ashe is no longer eligible to receive COBRA coverage, or (iii) the date Mr. Ashe becomes eligible for comparable coverage from another employer (collectively, the “Ashe Severance Benefits”). The Ashe Severance Benefits are also payable, at any time during the term of his employment agreement, in the event that Mr. Ashe is terminated without “cause” as part of a change of control of IWCO. In order to receive the Ashe Severance Benefits, Mr. Ashe is required to execute a general release of claims in favor of IWCO and the Company.

Joseph B. Sherk

Mr. Sherk is party to a severance agreement with the Company, dated as of February 8, 2012, which was continued pursuant to a letter agreement dated as of May 8, 2017 (collectively, the “Severance Agreement”), which provides that if Mr. Sherk’s employment is terminated for a reason other than for “cause” (as that term is defined in the Severance Agreement), (A) Mr. Sherk will be eligible to receive his regular bi-weekly salary as in effect on his last day of employment for 12 months following such termination and (B) the Company will pay Mr. Sherk’s insurance premium for the Company medical plan for 12 months following termination. In connection with his appointment to Senior Vice President and Chief Accounting Officer of the Company, Mr. Sherk’s annual base salary was increased to $291,872. In order to receive the benefits provided by the Severance Agreement, Mr. Sherk is required to execute a waiver and release of any and all claims he may have against the Company and its officers, employees, directors, parents, subsidiaries and affiliates upon his termination.

Potential Payments Upon Termination or Change-in-Control

There were no agreements or arrangements providing for payments or benefits in the event of termination of employment of any of our Named Executive Officers as of July 31, 2020, other than Mr. Sherk’s Severance Agreement and Mr. Ashe’s Employment Agreement, and payments to Mr. Andersen of $14,567 and Mr. Whitenack of $22,413 for accrued and unused vacation days, which they received following their departures from the Company in May 2020 and June 2020, respectively.

DIRECTOR COMPENSATION

The table below sets forth certain information concerning the Fiscal 2020 compensation of our Directors. For information regarding Mr. Lichtenstein’s Fiscal 2020 compensation as a Director, see the “Summary Compensation Table.” Compensation information is not included for Ms. Simril, as she was appointed a Director on October 23, 2020.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)		All Other Compensation ($)	Total ($)
Jeffrey J. Fenton	60,500	99,999		—	160,499
Glen M. Kassan	44,500	99,999		—	144,999
Maria U. Molland	31,833	99,999		—	131,832
Jeffrey S. Wald	65,250	99,999		—	165,249
William T. Fejes, Jr.	57,000	99,999	(3)	—	156,999
Jack L. Howard	45,500	99,999		—	145,499
Philip Lengyel(4)	28,978	—		—	28,978

____________

(1)      The amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. The assumptions applied in determining the fair value of the awards are discussed in Notes 2 and 13 to our audited consolidated financial statements for Fiscal 2020 in our 2020 Annual Report. Each director received an award of 65,789 shares of restricted stock on January 2, 2020, pursuant to the 2015 Director Compensation Plan. These awards of restricted stock were scheduled to vest and did vest on January 2, 2021 based on each individual’s continued service as a Director through such date.

(2)      As of July 31, 2020, the Directors held outstanding awards of unvested restricted stock in the following amounts: Mr. Fenton: 65,789; Mr. Kassan: 65,789; Ms. Molland: 65,789; Mr. Wald: 65,789; Mr. Fejes: 0; Mr. Howard: 215,789; and Mr. Lengyel: 0. For Mr. Howard, this includes equity awards described in “Director 2017 Awards.” For Mr. Lichtenstein’s outstanding equity awards as of July 31, 2020, see “Outstanding Equity Awards at Fiscal Year-End.”

(3)      Mr. Fejes retired as a Director effective at the conclusion of our annual meeting of stockholders on July 23, 2020, leading to the forfeiture of this award of restricted stock.

(4)      Mr. Lengyel passed away in December 2019, prior to the grant of awards of restricted stock on January 2, 2020.

Director Compensation Plan

Members of the Board receive a combination of cash compensation and equity in the form of restricted stock awards, provided they are eligible under the applicable plan. In addition, all of the Directors of the Company receive reimbursement of expenses incurred with respect to attendance at meetings of the Board and meetings of committees thereof, which amounts are not included in the above table.

Each participating Director who serves as a Director during any fiscal quarter receives a payment for such quarter of $12,500, with a pro rata fee applicable to service for less than a whole quarter (provided, however, that any Director who serves as the non-executive Chairman of the Board during any fiscal quarter receives a payment for such quarter of $28,750 instead of $12,500, with a pro rata fee applicable to service for less than a whole quarter). Each participating Director who serves as the chairperson of a committee of the Board during any fiscal quarter receives a payment of $1,250 (provided, however, that the chairperson of the Audit Committee during any fiscal quarter receives a payment of $2,500, in each such case with a pro rata fee applicable to service for less than a whole quarter). Each participating Director who attends a telephonic meeting of the Board or a committee thereof receives a meeting fee of $500. Each participating Director who attends a meeting of the Board or a committee thereof, where a majority of the Directors attend such meeting in person, receives a meeting fee of $1,000. Payment of these fees, with the exception of meeting and committee meetings, was temporarily suspended by the Board from April 2020 to June 2020.

In addition, each Director, receives restricted stock awards each year for shares of Common Stock with a fair market value equal to approximately $100,000 provided that such Director is serving as a Director on the grant date. For Fiscal 2020, a one-time award was made on the first business day of the calendar year, based on the closing sale price of our Common Stock on Nasdaq on the grant date; for Fiscal 2021, effective January 1, 2021, this award will be made in equal quarterly grants, based on the volume weighted average of the closing sale prices of our Common Stock on Nasdaq for the 20 trading days ending immediately prior to the grant date. These awards vest on the first anniversary of the grant date, provided that the Director remains a director of the Company on the vesting date. Notwithstanding the foregoing, if a Director’s service terminates, all unvested awards will be forfeited immediately (except if due to death or disability, in which case all unvested awards will become immediately vested unless otherwise determined by the Compensation Committee).

Certain of the Company’s Directors have each entered into indemnification agreements with the Company, pursuant to which the Company shall indemnify the Director to the fullest extent authorized or permitted by applicable law in the event that the Director is involved in any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or by any other party and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the Director is or was a Director of the Company, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, judgments, fines and penalties, provided that the Director shall not have been finally adjudged to have engaged in willful misconduct or to have acted in a manner which was knowingly fraudulent or deliberately dishonest, or had reasonable cause to believe that his or her conduct was unlawful.

December 2017 Awards

On December 15, 2017, the Board, upon the recommendation of the Compensation Committee and a special committee of the Board consisting solely of independent directors not affiliated with Steel Holdings, approved the following restricted stock grants and market performance-based restricted stock grants to Messrs. Howard and Lichtenstein (the “December 2017 Awards”), in each case effective upon the closing of the IWCO Acquisition and in consideration for services to the Company:

Recipient	Total Award	Vested Portion of Award as of July 31, 2020	Unvested Portion of Award as of July 31, 2020*
Warren G. Lichtenstein	3,300,000 shares	3,000,000 shares	300,000 shares
Jack L. Howard	1,650,000 shares	1,500,000 shares	150,000 shares

____________

*        Shares of restricted stock will automatically vest, in their entirety, on the day the price of the Company’s Common Stock shall have closed at or above $2.50 per share for any five consecutive business days after the grant date (December 15, 2017), subject to the Director’s continuous service with the Company from the grant date through the vesting date.

The December 2017 Awards were measured based on the fair market value on the grant date. For a discussion of ongoing legal proceedings regarding the December 2017 Awards, see Note 9 to our audited consolidated financial statements for Fiscal 2020 in our 2020 Annual Report.

If stockholders approve and the Company implements the Reverse Stock Split, the number of shares of Common Stock and the stock price condition of the December 2017 Awards will be adjusted proportionally to reflect the Reverse Stock Split.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for Fiscal 2020 with the Company’s management.

The Audit Committee has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by the applicable requirements of PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence. The Audit Committee discussed with BDO USA, LLP any matters and relationships that might impact BDO USA, LLP’s objectivity and independence and satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also considered whether BDO USA, LLP’s provision of non-audit services to the Company is compatible with maintaining BDO USA, LLP’s independence.

Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2020 Annual Report.

AUDIT COMMITTEE

Jeffrey S. Wald, Chair
Jeffrey J. Fenton
Renata Simril

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent specifically incorporated by reference into a document filed under the Securities Act or the Securities Exchange Act of 1934.

OTHER INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s Directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Based solely on a review of reports filed with the SEC and written representations from certain reporting persons that no other reports were required, the Company believes that, during Fiscal 2020, its officers, Directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements applicable to such individuals, other than two inadvertent late Form 3 filings for each of Joseph Sherk with respect to his appointment as Senior Vice President and Chief Accounting Officer of the Company on November 22, 2019, which was filed on December 5, 2019, and John Ashe with respect to his appointment as Chief Executive Officer of IWCO Direct on May 15, 2020, which was filed on May 28, 2020.

2020 Annual Report

The Company’s 2020 Annual Report (excluding exhibits) is being provided concurrently with this Proxy Statement. These documents (including the financial statements and financial statement schedules) are also available without charge upon request to the Company. Requests for copies of the 2020 Annual Report should be sent to the Company’s Office of Investor Relations at Steel Connect, Inc., 2000 Midway Lane, Smyrna, Tennessee 37167.

In addition, our financial reports and recent filings with the SEC are available at www.sec.gov and on our website at www.steelconnectinc.com. Information contained on our website is not part of this Proxy Statement.

Householding of Annual Meeting Materials

Some custodian record holders may participate in the practice of “householding” proxy materials. This means that only one copy of our proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call our Investor Relations Department at 2000 Midway Lane, Smyrna, Tennessee 37167, email: investorrelations@steelconnectinc.com, or telephone: (914) 461-1276. If you want to receive separate copies of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your custodian record holder, or you may contact the Company at the above address, email or telephone number.

Manner and Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to solicitation by mail, our Directors, our executive officers and certain of our employees may, without additional compensation, solicit proxies by mail, in person, by telephone or other electronic means or by means of press release or other public statements.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

Other Matters

The Board does not know of any other matter which may properly come before the Annual Meeting. If any other matters are properly presented to the Annual Meeting, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Proposals of Stockholders and Nomination of Directors at 2021 Annual Meeting

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s proxy statement and proxy card for the 2021 Annual Meeting must be received by the Secretary of the Company at Steel Connect, Inc., 2000 Midway Lane, Smyrna, Tennessee 37167 (Attn: Secretary), no later than February [15], 2022. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

If a stockholder of the Company wishes to present a proposal or nominate a Director before the 2021 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s Proxy Statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no earlier than March 28, 2022, and no later than April 27, 2022 (unless the Company’s 2021 Annual Meeting is held before June 26, 2022, or after September 24, 2022, in which case different deadlines are established by the Company’s Bylaws), and the stockholder must comply with the requirements of the Company’s Bylaws. If a stockholder fails to provide timely notice of a proposal to be presented at the Annual Meeting, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2021 Annual Meeting.

By Order of the Board of Directors,
/s/ Warren G. Lichtenstein
Warren G. Lichtenstein Interim Chief Executive Officer and Executive Chairman of the Board
Smyrna, Tennessee June [15], 2021

APPENDIX I

TAX BENEFITS PRESERVATION PLAN

dated as of

January 19, 2018

between

MODUSLINK GLOBAL SOLUTIONS, INC.

and

American Stock Transfer & Trust Company, LLC

as Rights Agent

Table of Contents

Page
Section 1.	Certain Definitions	A-I-1
Section 2.	Appointment of Rights Agent	A-I-6
Section 3.	Issuance of Rights Certificates	A-I-6
Section 4.	Form of Rights Certificates	A-I-7
Section 5.	Countersignature and Registration	A-I-8
Section 6.	Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates	A-I-8
Section 7.	Exercise of Rights; Purchase Price; Expiration Date of Rights	A-I-9
Section 8.	Cancellation and Destruction of Rights Certificates	A-I-10
Section 9.	Reservation and Availability of Capital Stock	A-I-10
Section 10.	Preferred Stock Record Date	A-I-11
Section 11.	Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights	A-I-11
Section 12.	Certificate of Adjusted Purchase Price or Number of Shares	A-I-16
Section 13.	Consolidation or Merger, Cash Flow or Earning Power	A-I-16
Section 14.	Fractional Rights and Fractional Shares	A-I-18
Section 15.	Rights of Action	A-I-19
Section 16.	Agreement of Rights Holders	A-I-19
Section 17.	Rights Certificate Holder Not Deemed a Stockholder	A-I-19
Section 18.	Concerning the Rights Agent	A-I-19
Section 19.	Merger or Consolidation or Change of Name of Rights Agent	A-I-20
Section 20.	Duties of Rights Agent	A-I-20
Section 21.	Change of Rights Agent	A-I-21
Section 22.	Issuance of New Rights Certificates	A-I-22
Section 23.	Redemption and Termination	A-I-22
Section 24.	Exchange	A-I-23
Section 25.	Notice of Certain Events	A-I-24
Section 26.	Notices	A-I-24
Section 27.	Supplements and Amendments	A-I-25
Section 28.	Successors	A-I-25
Section 29.	Determinations and Actions by the Board, etc	A-I-25
Section 30.	Process to Seek Prior Approval of the Company before a Trigger Event	A-I-25
Section 31.	Waiver Subsequent to Stock Acquisition Date	A-I-26
Section 32.	Benefits of this Agreement	A-I-26
Section 33.	Severability	A-I-26
Section 34.	Governing Law	A-I-27
Section 35.	Counterparts	A-I-27
Section 36.	Descriptive Headings; Interpretation	A-I-27

EXHIBITS

Exhibit A Certificate of Designations, Preferences and Rights of Series D Junior Participating Preferred Stock

Exhibit B Form of Rights Certificates

Exhibit C Form of Summary of Rights

A-I-i

TAX BENEFITS PRESERVATION PLAN

TAX BENEFITS PRESERVATION PLAN, dated as of January 19, 2018 (the “Agreement”), between ModusLink Global Solutions, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, on January 19, 2018 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the close of business on January 29, 2018 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date and the Distribution Date (as hereinafter defined) and in certain other circumstances provided herein, each Right initially representing the right to purchase one one-thousandth of a share of Preferred Stock (as hereinafter defined), having the rights, powers and preferences set forth in the Certificate of Designations, Preferences and Rights of Series D Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”); and

WHEREAS, the Company has generated or expects to generate certain Tax Benefits (as defined herein) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations (as defined herein) promulgated thereunder, and thereby preserve the Company’s ability to fully utilize such Tax Benefits and certain built-in losses, and, in furtherance of such objective, the Company desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, whether or not such person continues to be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, but shall not include:

(i) the Company;

(ii) any Subsidiary of the Company;

(iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan;

(iv) any Person that becomes a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding as a result of (A) a reduction in the number of Company Securities outstanding due to the repurchase of Company Securities by the Company or (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, in each case unless and until such Person increases its Percentage Stock Ownership by any amount over such Person’s lowest Percentage Stock Ownership on or after the consummation of the relevant transaction, excluding for these purposes any increase solely resulting from any subsequent transaction described in clauses (A) and (B) of this Section 1(a)(iv) or shares the Beneficial Ownership of which was acquired with the Prior Approval of the Company;

(v) any Person that, together with all Affiliates and Associates of such Person, (x) was a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding on the date hereof (as disclosed in public filings with the Securities and Exchange Commission on the date of this Agreement), or (y) becomes a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding solely as a result of a transaction pursuant to which such Person received the Prior Approval of the Company, unless after the date of this Agreement or the date of the relevant transaction, as applicable, such Person (A) increases its Percentage Stock Ownership by any amount over such Person’s lowest Percentage Stock Ownership on or after the date of

A-I-1

this Agreement or the date of the relevant transaction, as applicable, excluding for these purposes any increase solely resulting from any subsequent transaction described in clauses (A) and (B) of Section 1(a)(iv) or shares the Beneficial Ownership of which was acquired with the Prior Approval of the Company; or (B) decreases its Percentage Stock Ownership below 4.99%;

(vi) any Person that, within ten (10) Business Days of being requested by the Company to do so, certifies to the Company that such Person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification disposes of such number of shares of Common Stock so that it, together with all Affiliates and Associates, ceases to be an Acquiring Person; provided, however, that if the Person requested to so certify or dispose of shares of Common Stock fails to do so within ten (10) Business Days, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period; and

(vii) any Person (including an Exempt Person) that the Board has affirmatively determined in its sole discretion, prior to the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions (including disposition of shares of Common Stock) required by the Board in making such determination.

For the avoidance of doubt, and notwithstanding anything to the contrary herein, for purposes of calculation of the numerator (but not the denominator) of any fraction used to determine (i) whether a Person’s Beneficial Ownership of Common Stock then outstanding equals or exceeds 4.99% and (ii) such Person’s Percentage Stock Ownership, a Person shall be treated as Beneficially Owning all Company Securities that, in the case of an Option, such Person would Beneficially Own if the Option were exercised in full (on a gross basis) without regard to any contingencies, vesting or other restrictions, and, in the case of a Derivative, in whole or in part are referenced by or form the basis of such Derivative.

Without limiting the foregoing, at the election of the Board (which election shall be in the sole determination of the Board), if any Person is not otherwise an Acquiring Person pursuant to this Section 1(A), such Person shall nevertheless be treated as an Acquiring Person for purposes of this Agreement if that Person would be treated as a “5-percent stockholder” for purposes of Section 382 of the Code (substituting “4.99” for “five” or “5,” as applicable, each time “five” or “5” is used in or for purposes of Section 382 of the Code), by application of either the constructive ownership and aggregation rules under Section 382 of the Code or the Beneficial Ownership rules under this Plan (including, but not limited to, a Person’s Beneficial Ownership with respect to an Option and a Derivative described in this Section 1(a)), or any combination of the foregoing rules, in all cases applied in a manner that would result in the greatest Beneficial Ownership of Common Stock then outstanding by or Percentage Stock Ownership of such Person.

(b) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. The terms “Affiliate” and “Associate” shall also include, with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations with respect to such first Person, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder.

(d) “Agreement” shall have the meaning set forth in the preamble to this Agreement.

(e) “Appropriate Officer” shall mean the Chief Executive Officer and President, the Chief Financial Officer, Chief Accounting Officer, Chief Operating Officer, Treasurer or Secretary of the Company; and for purposes of signing the Rights Certificates, shall mean the Chairman or Vice Chairman of the Board, if any, or the President, or an Executive Vice President or a Vice President and by the Secretary, or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the Company.

A-I-2

(f) A Person shall be deemed to be the “Beneficial Owner” of, and shall be deemed to “beneficially own” and have “beneficial ownership” of any Company Securities:

(i) that such Person, or any of such Person’s Affiliates or Associates, directly owns, would be deemed constructively to own pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, owns pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or are otherwise aggregated with Company Securities owned by such Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder;

(ii) that such Person, or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), including pursuant to any agreement, arrangement or understanding whether or not in writing, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person will not be deemed to beneficially own, or have beneficial ownership of, any security pursuant to this Section 1(f)(ii) as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report); and

(iii) that, in whole or in part, are referenced by or otherwise relate to any Derivative that such Person owns or would be treated as owning under Section 1(f)(i) or (ii) hereof.

(g) “Board” shall have the meaning set forth in the recitals to this Agreement.

(h) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(i) “close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(j) “Code” shall have the meaning set forth in the recitals to this Agreement.

(k) “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).

(l) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(m) “Company” shall have the meaning set forth in the preamble to this Agreement.

(n) “Company Securities” shall mean (i) shares of Common Stock, (ii) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) Options, (iv) Derivatives, and (v) any other interest that would be treated as “stock” of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations.

(o) “Current Market Price” shall have the meaning set forth in Section 11(d)(i) hereof.

(p) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q) “Derivative” shall mean, to the extent not otherwise treated as an option within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations, any swap, total return swap, notional principal contract, futures contract, forward contract, participation note, equity linked instrument, or any other instrument or arrangement that provides any Person, in whole or in part, with the economic equivalent of the Beneficial Ownership of any Company

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Security, regardless of whether (i) such instrument or arrangement conveys any voting rights in Company Securities to such Person, (ii) such instrument or arrangement is required to be, or capable of being, settled through delivery of Company Securities, or (iii) such Person may have entered into other transactions that hedge the economic effect of such instrument or arrangement.

(r) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(s) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(t) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(u) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(v) “Exempt Person” means any Person deemed to be an “Exempt Person” in accordance with Section 30 or Section 31 hereof.

(w) “Exemption Request” shall have the meaning set forth in Section 30 hereof.

(x) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(y) “Final Expiration Date” shall mean the earlier of (i) 11:59 p.m., New York City time, on the date that the votes of the stockholders of the Company, with respect to the Company’s next annual meeting or special meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M., New York City time, on January 18, 2019), unless the continuation of the Agreement is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at such meeting of stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Fourth Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); or (ii) 11:59 p.m., New York City time, on January 18, 2021.

(z) “NASDAQ” means The NASDAQ Global Select Market.

(aa) “Option” means any option, warrant, convertible security, derivative (to the extent treated as an option within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations), or other similar right relating to or for the purchase of a Company Security (including, but not limited to, any contingent right or right to acquire any of the foregoing rights, and any “option” within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations); provided, however, that this definition shall exclude in all cases any options or similar rights issued by the Company to a Person pursuant to an equity compensation plan or similar plan.

(bb) “Percentage Stock Ownership” shall mean the percentage stock ownership of the Common Stock determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), 1.382-3(a), and 1.382-4(d) of the Treasury Regulations; provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Section 1.382-2T(h)(2)(i)(A) of the Treasury Regulations.

(cc) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, syndicate or other entity, group of persons making a “coordinated acquisition” of Company Securities or otherwise treated as an entity within the meaning of Treasury Regulations Section 1.382-3(a)(1) or otherwise, and includes an unincorporated group of persons who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act, and also includes any successor (by merger or otherwise) of any such individual or entity.

(dd) “Preferred Stock” shall mean shares of Series D Junior Participating Preferred Stock, par value $0.01 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series D Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series D Junior Participating Preferred Stock.

(ee) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

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(ff) “Prior Approval of the Company” shall mean the prior express written consent of the Company to the actions in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the members of the Board then in office, provided that a Person shall be treated as having received the Prior Approval of the Company for an acquisition of Company Securities if such Person acquires such Company Securities from the Company pursuant to an issuance by the Company that was approved by, or that was authorized pursuant to an agreement that was approved by, the Board (or a duly authorized committee thereof). The issuance of Common Stock upon the exercise or conversion of any Company Securities so approved shall also be treated as having received the Prior Approval of the Company. The process for seeking Prior Approval of the Company is set forth in Section 30 hereof.

(gg) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(hh) “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(ii) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(jj) “Requesting Person” shall have the meaning set forth in Section 30 hereof.

(kk) “Rights” shall have the meaning set forth in the recitals to this Agreement.

(ll) “Rights Agent” shall have the meaning set forth in the preamble to this Agreement.

(mm) “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(nn) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(oo) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(pp) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(qq) “Section 13 Event” shall mean any event described in clauses (x) or (y) of Section 13(a) hereof.

(rr) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ss) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(tt) “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

(uu) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities or other ownership interests having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(vv) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ww) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(xx) “Tax Benefits” shall mean a current year net operating loss and the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, disallowed net business interest expense carryovers, and any other item that may reduce or result in any credit against any income taxes owed by the Company or any of its Subsidiaries, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(yy) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(zz) “Treasury Regulation” shall mean the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

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(aaa) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(bbb) “Waiver Request” shall have the meaning set forth in Section 31 hereof.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. Upon ten (10) days’ prior written notice to the Rights Agent, the Company may from time to time appoint co-rights agents as it may deem necessary or desirable. The Rights Agent will have no duty to supervise, and will in no event be liable for, the acts or omissions of any such co-rights agents.

Section 3. Issuance of Rights Certificates.

(a) Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), and (ii) the close of business on the tenth (10th) Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates evidencing Common Stock shall be deemed also to be certificates evidencing Rights) and not by separate certificates (or, for book entry shares, by notations in the respective accounts for the Common Stock), and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, but subject to the following sentence, the Rights Agent will send by such means as may be selected by the Company, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (each a “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Triggering Event under Section 11(a)(ii) hereof has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion, to minimize the possibility that any Person receives Rights, or Rights Certificates evidencing Rights, that would be null and void under Section 7(e) hereof. Receipt by any Person of a Rights Certificate with respect to any Rights shall not preclude a later determination that such Rights are null and void pursuant to Section 7(e) hereof. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b) The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”) to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock (or, for book entry shares, the notations in the respective accounts for the Common Stock) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary set forth in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 hereof or an exchange pursuant to Section 24 hereof, the Company shall not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights shall be attached to or shall be issued with any shares of Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.

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(c) Rights shall be issued in respect of all shares of Common Stock that are issued after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Benefits Preservation Plan between ModusLink Global Solutions, Inc. (the “Company”) and the Rights Agent (including any successor Rights Agent) thereunder, as originally executed and as it may be amended or restated from time to time, the “Tax Benefits Preservation Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Tax Benefits Preservation Plan, Rights issued to, or held by, any Person that is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Tax Benefits Preservation Plan), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date and (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Similarly, during such time periods, transfers of book entry shares shall also be deemed to be transfers of the associated Rights. In the case of any book entry shares, the Company shall cause the transfer agent for the Common Stock to include on each account statement with respect thereto issued prior to the earlier of the Distribution Date and the Expiration Date a notation to the effect that references to Common Stock also include the associated Rights. With respect to any shares held in book entry form, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Notwithstanding this paragraph (c), the omission of a legend or notation shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights. In the event that shares of Common Stock are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 7, Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date, or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with which such Acquiring Person has any continuing plan, agreement,

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arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend in substantially the following form:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person that was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Tax Benefits Preservation Plan.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by any Appropriate Officer, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent shall keep, or cause to be kept, at the office of the Rights Agent designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or other Rights Certificates entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitle such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign (either by manual or facsimile signature) and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from any holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge

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that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes or charges unless and until it is satisfied that all such payments have been made.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, at any time after the Distribution Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 hereof, and (iii) the time at which the Board determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits (the earliest of (i)-(iii) being herein referred to as the “Expiration Date”).

(b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $20.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate contained therein duly completed and executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights Certificate in accordance with Section 9(e) hereof, the Rights Agent shall, subject to Section 7(f) and Section 20(j) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

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(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with which the Acquiring Person has any continuing plan, agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding (whether or not in writing) that has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clauses (i)-(iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, and such Rights shall not be transferable. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but the Company and the Rights Agent shall have no liability to any holder of Rights Certificates or any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of such Acquiring Person’s Affiliates or Associates or their respective transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless and until such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration

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statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date referenced in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, and the Company shall issue a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable.

(e) The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than, that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in the name of which any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification

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of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Section 24 hereof, in the event that any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) In the event that the number of shares of Common Stock that is authorized by the Restated Certificate of Incorporation of the Corporation (as amended and supplemented to date and as may be amended, restated, supplemented or corrected from time to time, the “Certificate of Incorporation”), but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, that the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, being herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that

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such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) shares of Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock that the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity), of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

(d)

(i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the lesser of (A) the average of the daily closing prices per share of Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date and (B) the average of the daily closing prices per share of Common Stock for the five (5) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be

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deemed to be the average of the daily closing prices per share of Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, shall not have occurred prior to the commencement of the requisite trading period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the shares of Common Stock are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by such system then in use, or, if on any such date the shares of Common Stock are not so quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, the Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes and shall be binding on the Rights Agent and the holders of the Rights.

(ii) For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to one thousand (1,000) (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes and shall be binding on the Rights Agent and the holders of the Rights.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction that mandates such adjustment and (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to

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the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share that were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided,

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however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price per share of Preferred Stock , (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (iii) consummate a share exchange with any other Person or (iv) sell or transfer (or permit any Subsidiary of the Company to sell or transfer), in each case, in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, share exchange, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would eliminate or substantially diminish the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, share exchange, sale or transfer, the stockholders of the Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or diminish substantially the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained.

Section 13. Consolidation or Merger, Cash Flow or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving entity of such

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consolidation or merger or (y) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

(b) “Principal Party” shall mean, in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which shares of Common Stock are converted in such merger, consolidation or share exchange, and if no securities are so issued, the Person that is the other party to such merger, consolidation or share exchange; provided, however, that, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which is and has been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c) The Company shall not consummate any such consolidation, merger or share exchange unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation or merger mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i) prepare and file a registration statement under the Securities Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

(ii) take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws or “blue sky” laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

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The provisions of this Section 13 shall similarly apply to successive mergers or consolidations. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the Rights are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (determined in the manner in which closing prices would be determined for purposes of determining a Current Market Price per share of Preferred Stock pursuant to Section 11(d)(ii) hereof) on the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall have no obligation to make fractional payments unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies from the Company.

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Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right, by accepting such Rights, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of shares of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in the name of which a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate (or book entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate (or notices provided to holders of book entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent, nor any of their respective directors, officers, employees or agents, shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its best efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent with respect to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent and its employees, directors and its officers for, and to hold it harmless against, any loss, liability or expense that may be paid, incurred or suffered by it without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (as determined

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by a court of competent jurisdiction in a final non-appealable judgment), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and performance of its obligations hereunder, including the costs and expenses of defending against any claim of liability.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement and performance of its obligations hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company (including in the case of uncertificated securities, by notation in book entry accounts reflecting ownership), instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Rights Agent or the Company) and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an Appropriate Officer and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(d) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); shall not be responsible for any breach

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by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; shall not be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual written notice of any such adjustment); shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or Common Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable; and shall not be responsible for the independent investigation of the accuracy of any information, certificate, instrument or written instruction delivered to the Rights Agent by the Company.

(e) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(f) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Appropriate Officer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer.

(g) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(h) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent negligence bad faith or willful misconduct in the selection and continued employment thereof.

(i) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent and for which it shall be compensated pursuant to Section 18(a)) or in the exercise of its rights if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by first class mail, and, if such resignation occurs after the Distribution Date, the Company shall notify the registered holders of the Rights Certificates by first-class mail. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by

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such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States, in good standing, having an office in the State of New York, that is authorized under such laws to exercise corporate trust or stock transfer or stockholders services powers and which has at the time of its appointment as Rights Agent a combined capital (including its direct and indirect parents and Subsidiaries) and surplus of at least $100,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold (x) pursuant to the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date (unless the Board or a duly authorized committee thereof has determined to make other equitable adjustments or the agreements underlying such stock options or awards provide otherwise), or (y) upon the exercise, conversion or exchange of securities issued by the Company after the date of this Agreement (except as may otherwise be provided in the instrument(s) governing such securities), and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth (10th) Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth (10th) Business Day following the Record Date) and (ii) the Final Expiration Date, direct the Company to, and, if so directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b) Immediately upon the action of the Board ordering the redemption of the Rights, written evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give written notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice

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that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives such notice. The failure to give, or any defect in, such notice shall not affect the validity of such redemption. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(c) Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and other than in connection with the purchase or repurchase by any of them of Common Stock prior to the Distribution Date.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one (1) share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after (i) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding shares of Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding or (ii) the occurrence of a Section 13 Event.

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) Following the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become null and void pursuant to Section 7(e) hereof. In furtherance thereof, if so directed by the Company, shares of Common Stock (or other consideration) potentially issuable upon an exchange pursuant to this Section 24 to holders of Rights that have not verified to the satisfaction of the Company, in its sole discretion, that they are not Acquiring Persons may be deposited in a trust established by the Company pending receipt of appropriate verification. To the extent that such trust is established, holders of Rights entitled to receive such shares of Common Stock (or other consideration) pursuant to an exchange pursuant to this Section 24 that have not previously received such shares of Common Stock (or other consideration) shall be entitled to receive such shares of Common Stock (or other consideration) (and any dividends paid or distributions made thereon after the date on which such shares of Common Stock (or other consideration) are deposited in the trust) only from the trust and solely upon compliance with the relevant terms and provisions of the applicable trust agreement.

(d) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

(e) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

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(f) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (f), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), to effect any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, share exchange, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In the event that any Section 11(a)(ii) Event shall occur, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26. Notices.

(a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and when sent by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

ModusLink Global Solutions, Inc.
1601 Trapelo Road
Waltham, MA 02451
Attention: Corporate Secretary

(b) Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given if in writing and when sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: Corporate Trust Department

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With a copy to:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention: General Counsel

(c) Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent or delivered by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of shares of Common Stock. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an Appropriate Officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided that any supplement or amendment other than to Sections 18, 19, 20, 22, 27 or 32 hereof that does not supplement or amend this Agreement in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding anything herein to the contrary, this Agreement may not be amended (other than pursuant to clauses (i) or (ii) of the second sentence of this Section 27) at a time when the Rights are not redeemable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder; provided, however, that this Agreement shall not be assignable by either party without prior written consent of the other party.

Section 29. Determinations and Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement and the provisions of Section 382 and the Treasury Regulations promulgated thereunder, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board or any of the directors on the Board to any liability to the holders of the Rights.

Section 30. Process to Seek Prior Approval of the Company before a Trigger Event. Any Person seeking Prior Approval of the Company for an acquisition of Company Securities that would, if consummated, result in such Person being an Acquiring Person (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with these instructions, request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” under subsection (vii) of Section 1(a) hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial

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Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations thereunder. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available.

Section 31. Waiver Subsequent to Stock Acquisition Date. The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 31, grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (vii) of Section 1(a) hereof for purposes of this Agreement. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations thereunder. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s Tax Benefits.

Section 32. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 33. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely

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affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law, the Certificate of Incorporation and the Company’s Bylaws.

Section 34. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York (without giving effect to the conflicts of laws principles thereof) and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 35. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed or transmitted electronically shall have the same authority, effect and enforceability as an original signature. A signature to this Agreement executed or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 36. Descriptive Headings; Interpretation. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Wherever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MODUSLINK GLOBAL SOLUTIONS, INC.
By:	/s/ James R. Henderson
	Name:	James R. Henderson
	Title:	President and Chief Executive Officer
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By:	/s/ Michael A. Nespoli
	Name:	Michael A. Nespoli
	Title:	Executive Director

[Tax Benefits Preservation Plan]

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Exhibit A

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES D JUNIOR PARTICIPATING PREFERRED STOCK

OF

MODUSLINK GLOBAL SOLUTIONS, INC.

_______________

(Pursuant to Section 151 of the Delaware General Corporation Law)

_______________

ModusLink Global Solutions, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies that, pursuant to authority conferred on its Board of Directors (the “Board of Directors”) by the Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), and in accordance with Section 141 of the Delaware General Corporation Law, the following resolution was adopted by the Board of Directors at a meeting of the Board of Directors duly held on January 19, 2018, which resolution remains in full force and effect on the date hereof:

RESOLVED, that the Board of Directors of the Corporation, pursuant to authority expressly vested in it by the provisions of the Restated Certificate of Incorporation of the Corporation, as amended, hereby authorizes the issuance of a series of preferred stock designated as the Series D Junior Participating Preferred Stock, par value $0.01 per share, of the Corporation and hereby fixes the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Restated Certificate of Incorporation of the Corporation, as amended, which are applicable to the Corporation’s preferred stock of all classes and series) as follows:

SERIES D JUNIOR PARTICIPATING PREFERRED STOCK

Section 1 Designation and Amount. Pursuant to this Certificate of Designations, Preferences and Rights of Series D Junior Participating Preferred Stock (this “Certificate of Designations”) there is hereby designated a series of the Corporation’s authorized preferred stock having a par value of $0.01 per share (“Preferred Stock”), which series shall be designated as “Series D Junior Participating Preferred Stock” (the “Series D Preferred Stock”) and the number of shares so designated shall be one million four hundred thousand (1,400,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into Series D Preferred Stock.

Section 2 Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the shares of Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock, in preference to the holders of common stock, par value $0.01 per share, of the Corporation (“Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common

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Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Corporation shall at any time after January 29, 2018 (the “Rights Record Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series D Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series D Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends, to the extent payable as provide in paragraphs (A) and (B) of this Section, shall begin to accrue and be cumulative on outstanding shares of Series D Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series D Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3 Voting Rights. The holders of shares of Series D Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series D Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Record Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other certificate of designations creating a series of Preferred Stock (or any similar stock), or by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series D Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series D Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at such meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series D Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series D Preferred Stock being entitled to cast a number of votes per share of Series D Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders

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for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series D Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series D Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series D Preferred Stock in this Section 3.

(D) Except as set forth herein, or as otherwise provided by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

Section 4 Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series D Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series D Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series D Preferred Stock, or any shares of stock ranking on a parity with the Series D Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5 Reacquired Shares. Any shares of Series D Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other certificate of designations creating a series of Preferred Stock (or any similar stock) or as otherwise required by law.

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Section 6 Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock unless, prior thereto, the holders of shares of Series D Preferred Stock shall have received an amount equal to $1,000 per share of Series D Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series D Liquidation Preference”). Following the payment of the full amount of the Series D Liquidation Preference, no additional distributions shall be made to the holders of shares of Series D Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series D Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series D Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series D Preferred Stock and Common Stock, respectively, holders of Series D Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively. The merger or consolidation of the Corporation, regardless of whether the Corporation is the surviving entity in such merger or consolidation, shall not be deemed to be the liquidation, dissolution or winding up of the Corporation.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series D Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Corporation shall at any time after the Rights Record Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7 Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, share exchange, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Record Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares through a reverse stock split or otherwise, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8 No Redemption. The shares of Series D Preferred Stock shall not be redeemable.

Section 9 Ranking. The Series D Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

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Section 10 Amendment. At any time when any shares of Series D Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designations shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series D Preferred Stock, voting separately as a class; provided that none of (i) the creation or issuance of (A) additional shares of Series D Preferred Stock or (B) shares of any class or series of Preferred Stock ranking junior to or on parity with the Series D Preferred Stock as to the payment of dividends and the distribution of assets, (ii) a merger or consolidation in which the Corporation is the surviving entity and the Series D Preferred Stock remains outstanding with no material adverse change in its powers, preferences and special rights, or (iii) a merger or consolidation in which the Corporation is not the surviving entity and the holders of the Series D Preferred Stock receive in exchange therefor a substantially identical security of the surviving entity, shall be considered to materially adversely alter or change the powers, preferences or special powers of the Series D Preferred Stock.

Section 11 Fractional Shares. Series D Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series D Preferred Stock.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has caused this Certificate of Designations to be duly executed as of this 19th day of January, 2018.

MODUSLINK GLOBAL SOLUTIONS, INC.
By:
	Name:	James R. Henderson
	Title:	President and Chief Executive Officer

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Exhibit B

[Form of Rights Certificate]

Certificate No. R- ________ Rights

NOT EXERCISABLE AFTER THE EARLIER OF (I) 11:59 P.M., NEW YORK CITY TIME, ON THE DATE THAT THE VOTES OF THE STOCKHOLDERS OF THE COMPANY, WITH RESPECT TO THE COMPANY’S NEXT ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS ARE CERTIFIED (WHICH DATE AND TIME SHALL BE IN NO EVENT LATER THAN 11:59 P.M., NEW YORK CITY TIME, ON JANUARY 18, 2019), UNLESS THE CONTINUATION OF THE AGREEMENT IS APPROVED BY THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT SUCH MEETING OF STOCKHOLDERS (OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF) DULY HELD IN ACCORDANCE WITH THE COMPANY’S FOURTH AMENDED AND RESTATED BYLAWS AND APPLICABLE LAW (IN WHICH CASE CLAUSE (II) WILL GOVERN); (II) 11:59 P.M., NEW YORK CITY TIME, ON JANUARY 18, 2021; AND (III) SUCH TIME AS THE RIGHTS ARE EARLIER REDEEMED, EXCHANGED OR TERMINATED OR SUCH OTHER EARLIER EXPIRATION DATE (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON THAT WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1

Rights Certificate

MODUSLINK GLOBAL SOLUTIONS, INC.

This certifies that ______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of January 19, 2018, as the same may be amended from time to time (the “Tax Benefits Preservation Plan”), between ModusLink Global Solutions, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Dated and prior to the earlier of (i) 11:59 p.m., New York City time, on the date that the votes of the stockholders of the Company, with respect to the Company’s next annual meeting or special meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M., New York City time, on January 18, 2019), unless the continuation of the Agreement is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at such meeting of stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Fourth Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); (ii) 11:59 p.m., New York City time, on January 18, 2021; and (iii) such time as the Rights are earlier redeemed, exchanged or terminated or such other earlier Expiration Date (as defined in the Tax Benefits Preservation Plan), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series D Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $20.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of January 19, 2018, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation

____________

1        The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

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Plan) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Tax Benefits Preservation Plan.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Tax Benefits Preservation Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person that, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Tax Benefits Preservation Plan, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth Business Day following the Stock Acquisition Date, and (ii) the Final Expiration Date. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Tax Benefits Preservation Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold

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consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _________ __, ______

ATTEST:		MODUSLINK GLOBAL SOLUTIONS, INC.

By:
Title:

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Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By:
Authorized Signature

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[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED ________________________________ hereby sells, assigns and transfers unto
_______________________________________________________________

(Please print name and address of transferee)

___________________________________________________________________________ this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ Attorney, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated: _____________,_____
Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

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Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate [ ] is [ ] is not beneficially owned by an Acquiring Person and [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _____________,_____
Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

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NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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FORM OF ELECTION TO PURCHASE

(To be executed if holder desires
to exercise Rights represented
by the Rights Certificate.)

To: MODUSLINK GLOBAL SOLUTIONS, INC.

The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated: _____________,_____
Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

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Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not beneficially owned by an Acquiring Person and [ ] are [ ] are not being exercised by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _____________,_____
Signature

Signature Medallion Guaranteed:

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NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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Exhibit C

FORM OF

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK

On January 19, 2018, the Board of Directors (the “Board”) of ModusLink Global Solutions, Inc. (the “Company”) declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”), to stockholders of record at the close of business on January 29, 2018 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-thousandth of a share (a “Unit”) of Series D Junior Participating Preferred Stock, par value $0.01 per share (the “Series D Preferred Stock”), at a purchase price of $20.00 per Unit, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”) between the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent. The Tax Benefits Preservation Plan is intended to help protect the Company’s tax net operating losses and certain other tax assets (“Tax Benefits”) by deterring any person from becoming the Beneficial Owner (as defined in the Tax Benefits Preservation Plan) of 4.99% or more of the shares of Common Stock then outstanding.

Rights Certificates; Exercise Period.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates (“Rights Certificates”) will be distributed. Subject to certain exceptions specified in the Tax Benefits Preservation Plan, the Rights will separate from the Common Stock and a distribution date (the “Distribution Date”) will occur upon the earlier of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an Acquiring Person, as defined below) has become a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (the “Stock Acquisition Date”) and (ii) ten (10) business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Tax Benefits Preservation Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Tax Benefits Preservation Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series D Preferred Stock will be issued.

The definition of “Acquiring Person” contained in the Tax Benefits Preservation Plan contains several exemptions, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) any person who becomes a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his ownership by any amount over such person’s lowest percentage stock ownership on or after the consummation of the relevant transaction; (iv) any person who, together with all affiliates and associates of such person, was a Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding on the date of the Tax Benefits Preservation Plan or becomes a Beneficial Owner of 4.99% or more shares of Common Stock then outstanding as a result of a transaction pursuant to which such person received the Prior Approval of the Company, unless and until such person and its affiliates and associates increase their aggregate ownership by any amount over their lowest percentage stock ownership on or after the date of the Tax Benefits Preservation Plan or decrease their aggregate percentage stock ownership below 4.99%; (v) any person who, within ten (10) business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within ten (10) business days

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following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (vi) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person, including as a result of an exemption request or a request for prior approval.

The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) of 11:59 p.m., New York City time, on the date that the votes of the stockholders of the Company, with respect to the Company’s next annual meeting or special meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M., New York City time, on January 18, 2019), unless the continuation of the Agreement is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at such meeting of stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Fourth Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); (ii) 11:59 p.m., New York City time, on January 18, 2021; (iii) the time at which the Rights are redeemed or exchanged as provided in the Tax Benefits Preservation Plan, and (iv) the time at which the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. After the Distribution Date, the Company generally would issue Rights with respect to shares of Common Stock issued upon the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the Tax Benefits Preservation Plan’s adoption (except as may otherwise be provided in the instruments governing such securities). In the case of other issuances of shares of Common Stock after the Distribution Date, the Company generally may, if deemed necessary or appropriate by the Board, issue Rights with respect to such shares of Common Stock.

Flip-in Trigger.

In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under “Flip-over Trigger”, below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Tax Benefits Preservation Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $20.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $40.00 worth of Common Stock (or other consideration, as noted above) for $20.00. Assuming that the Common Stock had a per share value of $4.00 at such time, the holder of each valid Right would be entitled to purchase ten (10) shares of Common Stock for $20.00.

Flip-over Trigger.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation or (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the “Triggering Events.”

Exchange Feature.

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one (1) share of Common Stock, or one one-thousandth of a share of Series D Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

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Equitable Adjustments.

The Purchase Price payable, and the number of Units of Series D Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series D Preferred Stock, (ii) if holders of the Series D Preferred Stock are granted certain rights or warrants to subscribe for Series D Preferred Stock or convertible securities at less than the current market price of the Series D Preferred Stock, or (iii) upon the distribution to holders of the Series D Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series D Preferred Stock on the last trading day prior to the date of exercise.

Redemption Rights.

At any time until ten (10) business days following the Stock Acquisition Date, the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment of Rights.

Any of the provisions of the Tax Benefits Preservation Plan may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Tax Benefits Preservation Plan may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Tax Benefits Preservation Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Tax Benefits Preservation Plan which may be defective or inconsistent with any other provision therein.

Miscellaneous.

Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

A copy of the Tax Benefits Preservation Plan has been or will be filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A or a Current Report on Form 8-K. A copy of the Tax Benefits Preservation Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.

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APPENDIX II

AMENDMENT TO TAX BENEFITS PRESERVATION PLAN, dated as of January 8, 2021 (“Amendment”), by and between Steel Connect, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Tax Benefits Preservation Plan, dated as of January 19, 2018 (the “Plan” or “Agreement”), which expires on January 18, 2021, unless the Rights (as defined therein) have been earlier redeemed or exchanged or the Board (as defined therein) has determined that the Plan is no longer necessary or desirable for the preservation of Tax Benefits (as defined therein);

WHEREAS, the Company has delivered to the Rights Agent a certificate from an appropriate officer of the Company stating that this Amendment complies with Section 27 of the Plan; and

WHEREAS, the Company and the Rights Agent desire to amend the Plan to extend the term thereof as further described herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.     Section 1(y) of the Plan shall be amended and restated in its entirety as follows:

“‘Final Expiration Date’ shall mean (i) 11:59 p.m., New York City time, on the date that the votes of the stockholders of the Company, with respect to the Company’s next annual meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M., New York City time, on January 8, 2022), unless the continuation of the Agreement is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy and actually voted at such meeting of stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Fourth Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); or (ii) 11:59 p.m., New York City time, on January 8, 2024.”

2.     Section 1(z) of the Plan shall be amended and restated in its entirety as follows:

“‘NASDAQ’ means The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market or any similar trading market of The Nasdaq Stock Market LLC.”

3.     The first sentence of the first full paragraph of the Form of Rights Certificate, which is attached as Exhibit B to the Plan, shall be amended and restated in its entirety as follows:

“NOT EXERCISABLE AFTER THE EARLIER OF (I) 11:59 P.M., NEW YORK CITY TIME, ON THE DATE THAT THE VOTES OF THE STOCKHOLDERS OF THE COMPANY, WITH RESPECT TO THE COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS ARE CERTIFIED (WHICH DATE AND TIME SHALL BE IN NO EVENT LATER THAN 11:59 P.M., NEW YORK CITY TIME, ON JANUARY 8, 2022), UNLESS THE CONTINUATION OF THE AGREEMENT IS APPROVED BY THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ACTUALLY VOTED AT SUCH MEETING OF STOCKHOLDERS (OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF) DULY HELD IN ACCORDANCE WITH THE COMPANY’S FOURTH AMENDED AND RESTATED BYLAWS AND APPLICABLE LAW (IN WHICH CASE CLAUSE (II) WILL GOVERN); (II) 11:59 P.M., NEW YORK CITY TIME, ON JANUARY 8, 2024; AND (III) SUCH TIME AS THE RIGHTS ARE EARLIER REDEEMED, EXCHANGED OR TERMINATED OR SUCH OTHER EARLIER EXPIRATION DATE (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN).”

4.     The first sentence of the second full paragraph of the Form of Rights Certificate, which is attached as Exhibit B to the Plan, shall be amended and restated in its entirety as follows:

“This certifies that ______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of January 19, 2018, between Steel Connect, Inc., a Delaware corporation (the “Company”) and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), as amended as of January 8, 2021 and as may be further amended from time to time (the “Tax Benefits Preservation Plan”), to purchase from the Company at any time after the Distribution Dated and prior to the earlier of (i) 11:59 p.m., New York City time, on the date that the votes of

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the stockholders of the Company, with respect to the Company’s next annual meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M., New York City time, on January 8, 2022), unless the continuation of the Agreement is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy and actually voted at such meeting of stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Fourth Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); (ii) 11:59 p.m., New York City time, on January 8, 2024; or (iii) such time as the Rights are earlier redeemed, exchanged or terminated or such other earlier Expiration Date (as defined in the Tax Benefits Preservation Plan), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series D Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $20.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed.

5.     The fifth full paragraph of the Form of Summary of Rights to Purchase Preferred Stock, which is attached as Exhibit C to the Plan, shall be amended and restated in its entirety as follows:

“The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) 11:59 p.m., New York City time, on the date that the votes of the stockholders of the Company, with respect to the Company’s next annual meeting of stockholders are certified (which date and time shall be in no event later than 11:59 P.M., New York City time, on January 8, 2022), unless the continuation of the Agreement is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy and actually voted at such meeting of stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Fourth Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); (ii) 11:59 p.m., New York City time, on January 8, 2024; (iii) the time at which the Rights are redeemed or exchanged as provided in the Tax Benefits Preservation Plan, and (iv) the time at which the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits.”

6.     All references to “ModusLink Global Solutions, Inc.” in the Plan shall be deleted in their entirety and replaced with “Steel Connect, Inc.”

7.     Except as expressly provided in this Amendment, all of the terms and provisions of the Plan shall remain in full force and effect.

8.     This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

9.     This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.

STEEL CONNECT, INC.
By:	/s/ Douglas B. Woodworth
	Name:	Douglas B. Woodworth
	Title:	Chief Financial Officer
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By:	/s/ Michael A. Nespoli
	Name:	Michael A. Nespoli
	Title:	Executive Director

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APPENDIX III

PROPOSED FORM OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT THE REVERSE STOCK SPLIT AND REDUCE AUTHORIZED SHARES OF
COMMON STOCK

CERTIFICATE OF AMENDMENT
OF THE
RESTATED

CERTIFICATE OF INCORPORATION
OF
STEEL CONNECT, INC.

______________________

STEEL CONNECT, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST:    The name of the Corporation is Steel Connect, Inc., and the date of filing of its Restated Certificate of Incorporation with the Secretary of State was September 29, 2008.

SECOND:    That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

THIRD:    That the Corporation’s Restated Certificate of Incorporation is hereby amended by amending and restating the first two paragraphs of ARTICLE FOURTH in their entirety to read as follows:

“FOURTH:    Effective as of 5:00 p.m. (Eastern Time) on the date of filing (the “Effective Time”) of this amendment to the Corporation’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, every ten shares of the Corporation’s Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be reclassified, combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”) and without increasing or decreasing the authorized number of shares of Common Stock; provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Split, and in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such holder), shall be entitled to receive cash (without interest) for such holder’s fractional shares in an amount equal to such fraction multiplied by the average of the closing sales prices of the Common Stock on the exchange the Corporation is currently trading for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of post-Reverse Split Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional shares as described above.  The Reverse Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.

The total number of shares of capital stock which the Corporation is authorized to issue is one hundred forty five million (145,000,000) shares, of which one hundred forty million (140,000,000) shares shall be common stock, par value $0.01 per share (“Common Stock”) and five million (5,000,000) shares shall be preferred stock, par value $0.01 per share (“Preferred Stock”).”

FOURTH:    That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH:    That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed on this ___ day of ____________, 202__.

STEEL CONNECT, INC.
By:
Name:
Title:

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 25, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/STCN2020You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 25, 2021. Have your proxy card and Notice of Internet Availability (the “Notice”) in hand when you call and then follow the instructions. You will need the control number included on the Notice in order to vote by phone. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D55580-P58592 Nominees: 01) Jeffrey S. Wald 02) Jeffrey J. Fenton 03) Renata Simril 4. To approve the amendment and three-year extension of the Company’s Tax Benefits Preservation Plan designed to protect the tax benefits of the Company’s net operating loss carryforwards. 2. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. 3. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the current fiscal year. 5. To approve the amendment of the Company’s Restated Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company’s common stock. 6. To approve, if and only if Proposal 5 is approved, the amendment of the Company’s Restated Certificate of Incorporation to effect a reduction in the total number of authorized shares of the Company’s common stock one-for-ten.1. Election of Directors For All Withhold All For All Except For Against Abstain STEEL CONNECT, INC. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. STEEL CONNECT, INC. 2000 MIDWAY LANE SMYRNA, TENNESSEE 37167 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: To transact such other business that may properly come before the 2020 Annual Meeting of Stockholders and at any adjournments or postponements thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. D55581-P58592 STEEL CONNECT, INC. Annual Meeting of Stockholders July 26, 2021 at 12:00 p.m., Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Jason Wong and Joseph Martin, and each of them, the proxies of the undersigned, with full power of substitution, and hereby authorizes them, and each of them acting singly, to represent and to vote, as designated on the reverse side of this ballot, all the shares of common stock, par value $0.01 per share, or Series C Convertible Preferred Stock, par value $0.01 per share, of Steel Connect, Inc. (the “Company”) that the undersigned is/are entitled to vote at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held virtually at www.virtualshareholdermeeting.com/STCN2020 on July 26, 2021, at 12:00 p.m., Eastern Time, and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting, Proxy Statement and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2020. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no such direction is made, this proxy will be voted FOR the Company’s nominees in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting. Continued and to be signed on reverse side